Filed with the U.S. Securities and Exchange Commission on December 15, 2017

1933 Act Registration File No. 333-206240
1940 Act File No. 811- 23084

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	30	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	33	[	X	]

(Check appropriate box or boxes.)

SERIES PORTFOLIOS TRUST
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 765-5208

John Hedrick, President and Principal Executive Officer
Series Portfolios Trust
615 East Michigan Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

Copy to:
Marco Adelfio Goodwin Procter LLP 901 New York Avenue, NW Washington, DC 20001

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on February 28, 2018 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 30 to the Registration Statement of Series Portfolios Trust (the “Trust”) is being filed for the purpose of introducing one new series to the Trust:  Highmore Sustainable All-Cap Equity Fund.

Subject to Completion, December 15, 2017

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the U.S. Securities and Exchange Commission becomes effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Highmore Managed Volatility Fund

Institutional Class	HMVZX
Advisor Class	HMVQX

Highmore Sustainable All-Cap Equity Fund

Institutional Class	HMSQX
Advisor Class	HMSAX

PROSPECTUS
February 28, 2018

Each a series of Series Portfolios Trust (the “Trust”)

The U.S. Securities and Exchange Commission and the Commodities Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

HIGHMORE MANAGED VOLATILITY FUND SUMMARY SECTION	1

HIGHMORE SUSTAINABLE ALL-CAP EQUITY FUND SUMMARY SECTION	13

ADDITIONAL INFORMATION REGARDING THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	19

Highmore Managed Volatility Fund	19

Highmore Sustainable All-Cap Equity Fund	19

Principal Risks of Investing in the Funds	21

DISCLOSURE OF PORTFOLIO HOLDINGS	35

MANAGEMENT OF THE FUNDS	36

Investment Advisor	36

Portfolio Managers	37

SHAREHOLDER INFORMAFION	41

HOW TO PURCHASE SHARES OF THE FUNDS	42

HOW TO REDEEM SHARES OF THE FUNDS	48

ACCOUNT AND TRANSACTION POLICIES	50

DISTRIBUTION (12b-1) FEES	53

SHAREHOLDER SERVICING FEES	54

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION	54

OTHER INFORMATION	56

FINANCIAL HIGHLIGHTS	58

PRIVACY NOTICE	PN-1

HIGHMORE MANAGED VOLATILITY FUND SUMMARY SECTION

Investment Objective
The Highmore Managed Volatility Fund (the “Fund”) seeks to maximize long-term, risk-adjusted total return while maintaining low correlation to the U.S. equity markets. The Fund’s secondary objective is to provide stability through varied economic and market cycles.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Highmore family of funds. More information about these and other discounts is available from your financial professional and in “How to Purchase Shares of the Fund: Advisor Class Shares” on page [30] of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Advisor Class
Management Fees	1.80%	1.80%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	[ ]%	[ ]%
Shareholder Servicing Fee	0.10%	0.10%
Other Operating Expenses	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Less: Fee Waiver and/or Expense Reimbursement	-[ ]%	-[ ]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	2.25%	2.50%

(1)
Highmore Group Advisors, LLC (“Highmore” or the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding front end or contingent deferred sales loads, Rule 12b-1 fees, shareholder servicing plan fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses for each share class to 2.25% of average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and reimbursed expenses from the Fund for three fiscal years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable Expense Cap for the duration of the Expense Cap only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[ ]	$[ ]	$[ ]	$[ ]
Advisor Class	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing in equity securities, debt securities and derivative instruments that generate positive total returns over a full market cycle, and overlaying a managed volatility strategy. The Fund is designed to provide exposure to several sub-strategies often referred to as “absolute return” or “alternative” investment strategies, similar to those traditionally made available through hedge funds. The Fund will employ these sub-strategies by allocating its assets primarily among a select group of experienced sub-advisors.

The Fund’s managed volatility overlay strategy seeks to limit the Fund’s overall volatility. Volatility is a measure of the magnitude of fluctuations in the value of a financial instrument or investment portfolio over time and typically results from rapid price swings. A higher volatility level indicates more frequent or rapid fluctuations in the value of the Fund’s portfolio relative to a lower volatility level. Under normal circumstances, the allocation of the Fund’s assets to the sub-strategies below and the specific investments selected for the Fund will be made in a manner which seeks to limit the Fund’s annualized volatility level to 20%. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results.

Multi-Manager Structure and Sub-Strategies. The Fund employs a multi-manager structure to invest in the sub-strategies described below. The Advisor is responsible for allocating the Fund’s assets among one or more investment sub-advisors (each a “Sub-Advisor,” and together, the “Sub-Advisors”), as well as any trading sub-advisors (each a “Trading Sub-Advisor”), and may also manage a portion of the Fund’s assets directly. Each Sub‑Advisor and Trading Sub-Advisor acts independently from the others and may employ one or more of the sub-strategies described below. Multiple Sub-Advisors and the Trading Sub-Advisor may be utilized within a given strategy, but with the intent to gain access to different investment approaches.

Global Macro Strategy: This sub-strategy focuses on investing in instruments whose prices fluctuate based on the changes in economic policies, macroeconomic fundamentals, liquidity, credit-cycle, trade/currency policies and geopolitics along with the flow of capital around the globe. Global macro strategies seek to profit from movement in the prices of securities that respond to macroeconomic conditions across a broad spectrum of assets in developed and developing markets. This strategy provides long and short exposure to developed and developing country equities, currencies, credit, interest rates and commodities markets. Global macro strategies may benefit from a sustained increased volatility in currencies, interest rates, commodities, and equity markets and can also exhibit low correlation to equities.
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Volatility Trading Strategy: This sub-strategy seeks to profit from opportunistically trading options on a long-short basis across equity, fixed-income, currency and commodity markets. The strategy aims to benefit from both rising and declining volatility.

Systematic Trend-Following Strategy: This sub-strategy aims to apply systematic trading principles to participate in trends in the financial futures contracts of equity indices, interest rates, currencies and commodities over multiple time periods based on technical data. Systematic trading utilizes a defined methodology of factors, risk controls and goals to make investment decisions. The strategy may also trade currencies through spot, forward and non-deliverable forwards.

Tactical Trading Strategy: This sub-strategy aims to capture opportunities in financial markets due to momentum (i.e. short term changes in the price, value, or volume of a security) and mean-reversion (i.e. the theory that prices eventually return to a mean or average price) in equities, foreign currency exchange, interest rates, and commodities. This may be achieved utilizing a systematic (i.e., a defined set of rules, regardless of market conditions) or discretionary (i.e., subjective decision-making at the discretion of the trader) approach. Tactical trading strategies may be implemented over multiple time-frames.

Systematic Equity Trading Strategy: This sub-strategy seeks to profit through participating in both mean-reversion and momentum in single stock equities and exchange traded funds (“ETFs”) through a systematic approach.

The Fund may add, remove or modify the Fund’s sub-strategies from time to time (subject to prior notice to shareholders, if required). The Advisor may vary the level of allocation of the Fund’s assets among the Sub-Advisors, Trading Sub-Advisor and sub-strategies, including reducing the exposure to any sub-strategy to zero, in its sole discretion without prior notice to shareholders. The Fund intends to utilize at least one of the sub-strategies at all times.  The Advisor will also be responsible for recommending the hiring, termination, and replacement of the Sub-Advisor(s) and Trading Sub-Advisor to the Board.

Investment Types.  The sub-strategies described above may be implemented through holding cash or U.S. Treasuries and using derivative instruments which provide returns of a reference asset (or assets), rather than holding those assets directly. Derivatives may be used by the Fund for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. The Fund’s use of derivative instruments may include options, futures (including commodity futures and options, equity index and single stock futures and options, interest rate and bond futures), forwards (including currency forwards), and swaps (including equity swaps, swaps on index futures, total return swaps, commodity swaps, swaps on commodity futures, interest rate swaps, swaps on options, and credit default swaps).

The Fund may also invest directly in long and short positions in equity securities of any market capitalization (including common stocks, preferred stocks, convertible securities, and depositary receipts), debt securities, ETFs, and exchange-traded notes (“ETNs”). The Fund may invest without limitation in debt securities of any credit rating, maturity or duration, including “high-yield” or “junk” bonds (i.e. securities that receive low ratings from independent rating agencies, such as those rated lower than BBB- by Standard & Poor’s (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, are determined by the Advisor to be of comparable quality). The Fund’s investments may include exposure to foreign issuers and emerging markets countries.  Emerging markets countries include those countries found in the Morgan Stanley Capital International Emerging Markets Index.
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Principal Risks of Investing in the Fund

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. As a result of the Fund’s investment in derivative instruments, the Fund is indirectly exposed to the risks of the underlying reference assets of the derivatives. The following principal risks apply to the Fund directly or indirectly through its use of derivative instruments.

Active Trading Risk. Certain of the Fund’s strategies may involve actively trading securities which can increase transaction costs (thus lowering performance) and taxable distributions. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Allocation Risk. The Fund’s ability to achieve its investment goal depends upon the Advisor’s skill in determining the Fund’s allocation to alternative investment strategies and in selecting the best mix of Sub-Advisors and other investments. The value of your investment may decrease if the Advisor’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, manager, or other issuer is incorrect.

Below Investment-Grade Debt Risk. In addition to the risks described under “Debt Securities Risk”, below, below investment grade debt, also referred to as “high yield” or “junk” bonds, generally pay higher rates of interest than investment grade debt investments, but are more speculative, high risk investments that may cause income and principal losses for the Fund.

Commodities-Related Investment Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Convertible Securities Risk. If market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
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Counterparty Risk. The Fund may enter into various types of derivative contracts. Derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Currency Risk. Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

Debt Securities Risk. Debt securities, such as bonds and certain asset-backed securities, involve certain risks, which include:

•
Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

•
Interest Rate Risk. Generally, the value of debt securities will change inversely with changes in interest rates. As interest rates rise, the market value of debt securities tends to decrease. Conversely, as interest rates fall, the market value of debt securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

•
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Depositary Receipts Risk. The Fund may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs, EDRs, and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. Depositary receipts are also subject to the risks of investing in foreign securities, as described under “Foreign Investments and Emerging Markets Risk,” below.
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Derivatives Risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives can be volatile and illiquid, can be subject to counterparty risk (described above), and may entail investment exposure greater than their notional amount.

•
Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

•
Forwards. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. These markets can experience periods of illiquidity, sometimes of significant duration, and disruptions, such as unusually high trading volume, political intervention or other factors. In addition, the Fund may be exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement default. Some counterparties with whom the Fund transacts may not be rated investment grade. Such market illiquidity, disruption, or risks could result in substantial losses to the Fund.

•
Management of Cash Collateral. Upon entering certain derivatives contracts, the Fund may at times hold large portions of its net assets in cash collateral to offset its derivative investments.  In order to generate modest income, the Advisor or a Sub-Advisor, may direct a portion of the cash collateral to be invested in money market instruments, U.S. Treasury bonds, or short-term, investment-grade corporate bonds.

•
Options. Option trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the contract or asset underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss. Equity, foreign currency, or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange, which may increase the risk of nonperformance by the obligor on such an option and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option.

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•
Swaps. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a  business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.  Certain swaps, such as credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Equity Securities Risk. The prices of equity securities, including common and preferred stock, as well as other equity securities, fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

Exchange-Traded Note Risk. The value of an ETN may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by investment banks and held by a fund are unsecured debt of the issuer.

Foreign Investments and Emerging Markets Risk. Securities of non-U.S. issuers, including those located in foreign and developing countries, may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in emerging markets countries.

Hedging Transactions Risk. The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

Investment in Other Investment Companies Risk. Investments in other investment companies, including ETFs, are subject to market and management risk. In addition, if the Fund acquires shares of investment companies, its shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. Investments in ETFs are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares.

Large Redemption Risk. The Fund may have all or a large percentage of its shares owned by financial intermediaries or other large shareholders from time to time. Should such financial intermediary or other large shareholder change investment strategies or investment allocations such that fewer assets are invested in the Fund or the Fund is no longer used as an investment, the Fund could experience large redemptions of its shares, potentially requiring the Fund to dispose of its assets at disadvantageous prices.
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Leverage Risk. To the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may borrow money or engage in other transactions, such as investments in derivatives or lending its securities and using the collateral to purchase any investment, that create investment leverage for investment or other purposes. Use of leverage can produce volatility and may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio which may increase the risk that the Fund will lose more than it has invested. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation or position coverage requirements. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. The Fund is limited to investing only 15% of its net assets (plus any borrowings for investment purposes) in illiquid investments.

Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its advisor to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Such price movements are influenced by, among other things: changes in interest rates; governmental and economic programs, policies and events; weather and climate conditions; changing supply and demand relationships; changes in balances of payments and trade; rates of inflation and deflation; currency devaluations and revaluations; and changes in philosophies and emotions of market participants.

Management Risk. The risk that the investment techniques and risk analyses applied by the Advisor or Sub-Advisor(s) will not produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.

Market Capitalization Risk. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Market Risk and Security Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, possibly sharply and unpredictably, affecting the values of individual securities held by the Fund. Security selection risk is the risk that the securities held by the Fund will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
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Multi-Style Management Risk. Because portions of the Fund’s assets are managed by different Sub-Advisors and a Trading Sub-Advisor using different investment approaches, philosophies, styles and views, the Fund could experience overlapping security transactions or take opposite positions in securities of the same issuer or engage in derivatives transactions that may offset each other, and may experience higher transaction expenses. To a significant extent, the Fund’s performance will depend on the success of the Advisor in monitoring and allocating the Fund’s assets among the various investment sub-strategies, Sub-Advisors and the Trading Sub-Advisor.

New Advisor Risk. The Advisor is a newly registered advisor and has not previously managed a mutual fund. As a result, there is no long-term track record against which an investor may judge the Advisor and it is possible the Advisor may not achieve the Fund’s intended investment objective.

New Fund Risk. The Fund has a limited operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Non-Exchange Traded Securities Risk. Non-exchange traded securities, including privately placed securities, may be illiquid and have little to no price transparency, which may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Regulatory Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Securities Lending Risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund’s securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Short Sales Risk. A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.

Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt.
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U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time; however, all investments long- or short-term are subject to risk of loss.  Significant increases and declines within a short period of time can lead to market value erosion of certain investments. Also, volatility may not correlate with the volatility of the overall securities market and, in the case of derivatives, with the value of the underlying securities.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one-year and since inception compare with that of a broad-based securities index and one or more other performance measures. The returns in the bar chart and best/worst quarter are for Institutional Class shares, which do not have sales charges. The performance of Advisor Class shares (when available) would be lower due to a differing expense structure and sales charges. The returns in the table reflect the maximum applicable sales load of 5.75% on Advisor Class shares for the periods shown.  The returns in the table below reflect the Expense Cap. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund’s website at www.highmorefunds.com or by calling the Fund toll-free at 844-HMRFUND (844-467-3863).

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Average Annual Total Return as of December 31, 2017
	1 Year	Since Inception (December 15, 2016)
Highmore Managed Volatility Fund Institutional Class Shares
Return Before Taxes	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%
Advisor Class Shares Return Before Taxes	[ ]%	[ ]%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
CBOE Eurekahedge Long Volatility Index(1) (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
(1)
This Index is included to show how the Fund’s performance compares to an index of funds with a similar strategy designed to take a net long view on implied volatility, minimize correlation to U.S. markets, and maximize risk-adjusted total return.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are only shown for Institutional Class shares and will vary from those of Advisor Class shares (once available).

Management

Investment Advisor
Highmore Group Advisors, LLC serves as investment advisor to the Fund. Highmore provides day-to-day investment management services and Sub-Advisor management oversight, as well as compliance, sales, marketing, and operations services to the Fund.

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Investment Sub-Advisors and Trading Sub-Advisor

The following Sub-Advisors each manage a portion of the Fund’s assets:

FT AlphaParity, LLC
Carmika Partners, LLP
Rosen Capital Advisors, LLC

The following Trading Sub-Advisor manages a portion of the Fund’s assets:

Centurion Investment Management, LLC

Portfolio Managers
The Fund's portfolio is managed on a day-to-day basis by:

Name	Title/Role	Portfolio Manager of the Fund Since
Dipak P. Jogia	Co-Portfolio Manager, Managing Partner and Co-Founder of Highmore	Fund Inception (2016)
Brian M. Altenburg, Ph.D.	Co-Portfolio Manager, Managing Partner and Co-Founder of Highmore	Fund Inception (2016)
Joseph Julian, Ph.D.	Co-Portfolio Manager, Principal of Highmore	Fund Inception (2016)
Shlomo (Steve) Gross	Co-Portfolio Manager, Founder of FT AlphaParity	Fund Inception (2016)
Joshua Smith	Co-Portfolio Manager of FT AlphaParity	Fund Inception (2016)
Edward McGraw	Co-Portfolio Manager of FT AlphaParity	Fund Inception (2016)
Martin Vestergaard	Co-Portfolio Manager, Founding Partner of Carmika	Fund Inception (2016)
Manjeet Mundan, Ph.D.	Co-Portfolio Manager, Partner of Carmika	Fund Inception (2016)
Kyle Rosen	Portfolio Manager, President of Rosen	Fund Inception (2016)
Stefan Behling	Portfolio Manager, Chief Investment Officer and Co- Founder of Centurion	August 2017

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Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail to Highmore Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201‑0701, by telephone at 844-HMRFUND (844-467-3863), by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Institutional Class	Advisor Class
Minimum Initial Investment	$25,000	$1,000
Minimum Subsequent Investment	$250	$250

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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HIGHMORE SUSTAINABLE ALL-CAP EQUITY FUND SUMMARY SECTION

Investment Objective
The Highmore Sustainable All-Cap Equity Fund (the “Fund”) seeks total return by investing in companies that demonstrate commitment to sustainable business practices and good corporate citizenship according to criteria established by SFE Investment Counsel Inc. (the “Sub-Advisor”).

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Highmore family of funds. More information about these and other discounts is available from your financial professional and in “How to Purchase Shares of the Fund: Advisor Class Shares” on page [30] of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Advisor Class
Management Fees	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses(1)	[ ]%	[ ]%
Shareholder Servicing Fee	0.10%	0.10%
Other Operating Expenses	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Less: Fee Waiver and/or Expense Reimbursement	-[ ]%	-[ ]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.70%	1.95%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)
Highmore Group Advisors, LLC (“Highmore” or the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding front end or contingent deferred sales loads, Rule 12b-1 fees, shareholder servicing plan fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses for the Fund to 1.70% of average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and reimbursed expenses from the Fund for three fiscal years from the date they were waived or reimbursed, provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable Expense Cap for the duration of the Expense Cap only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Institutional Class	$[ ]	$[ ]
Advisor Class	$[ ]	$[ ]

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets (including borrowings made for investment purposes) in equity securities of companies of any market capitalization that demonstrate commitment to sustainable business practices and good corporate citizenship according to socially responsible investing (“SRI”) and environmental, social and corporate governance (“ESG”) criteria established by the Sub-Advisor. The Fund will generally invest in securities of approximately 40 different issuers at any given time, though that number may be higher or lower depending on market developments and investment opportunities. The Fund may, from time to time, invest a significant amount of its assets in securities of small and mid-sized companies.

The equity securities in which the Fund may invest include common stocks, real estate investment trusts (“REITs”), and sponsored and unsponsored depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).  The Fund may invest in both growth- and value-oriented equity securities.

In determining the investable universe for the Fund, the Sub-Advisor seeks companies that, according to internally developed criteria, demonstrate commitment to sustainable business practices and good corporate citizenship. Such behaviors may include, but are not limited to: (a) attempts to alleviate environmental issues (e.g., air, water, or soil pollution); (b) addressing of needs within the healthcare sector; (c) improvements in mass communications; and (d) positive treatment of stakeholders. From time to time, the Fund may concentrate in one or more of the following sectors: technology, industrial, healthcare, and life sciences.

From the investable universe, the Sub-Advisor conducts both a bottom-up analysis to determine which companies demonstrate sound fundamentals and a top-down analysis to ensure such companies are appropriately positioned to provide the Fund with long-term capital appreciation in light of economic and geopolitical trends.
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The Fund generally will sell a security when, among other considerations, the security has reached its valuation target or the Sub-Advisor identifies the deterioration of a company’s fundamentals and/or ability to respond positively to economic and geopolitical trends. The Fund may deviate entirely from the principal investment strategies described above for temporary defensive purposes; in doing so, the Fund may miss certain investment opportunities and thus may not achieve its investment objective.

Principal Risks of Investing in the Fund

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. As a result of the Fund’s investment in derivative instruments, the Fund is indirectly exposed to the risks of the underlying reference assets of the derivatives. The following principal risks apply to the Fund directly or indirectly through its use of derivative instruments.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Depositary Receipts Risk. The Fund may purchase American Depositary Receipts and Global Depositary Receipts. ADRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the social, political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk.

Equity Securities Risk. The prices of equity securities such as common stock fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

Initial Public Offering Risk. Securities offered in IPOs may be limited in the number of shares available for trading, making them less liquid and more difficult to buy or sell at favorable prices. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility.

Investment Style Risk. Different investment styles, such as growth and value investing, may shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies generally invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Management Risk. The risk that the investment techniques and risk analyses applied by the Advisor or Sub-Advisor will not produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.
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Market Capitalization Risk. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Market Risk and Security Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, possibly sharply and unpredictably, affecting the values of individual securities held by the Fund. Security selection risk is the risk that the securities held by the Fund will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

New Fund Risk. The Fund is new with no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

REITs Risk. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs also subject it to management and tax risks.

Regulatory Risk. U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

•
The value of investments in healthcare companies may fluctuate because of changes in the regulatory and competitive environments in which they operate. Many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Furthermore, these companies may be adversely affected by product liability-related lawsuits

•
Companies in the industrial sector are potentially susceptible to changes in underlying markets in commodities used to produce their goods, such as oil or steel markets, which may at times be volatile. Industrial companies are also subject to changes in the regulatory and competitive environment in which they operate, which may adversely affect investments in these companies.

•
Life sciences companies may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies, especially those dependent on a relatively limited number of products.

•
The information technology industry is highly competitive and innovative, which may adversely affect the value of a company’s securities. Information technology companies are also potentially at risk of cybersecurity threats. Furthermore, the value of information technology securities may be adversely affected by intellectual property lawsuits.

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Performance Information

When the Fund has been in operation for a full calendar year, performance information will be shown here. Updated performance information will be available on the Fund’s website at www.highmorefunds.com or by calling the Fund toll-free at 844-HMRFUND (844-467-3863).

Management

Investment Advisor
Highmore Group Advisors, LLC serves as investment advisor to the Fund. Highmore provides investment management services and Sub-Advisor management oversight, as well as compliance, sales, marketing, and operations services to the Fund.

Investment Sub-Advisor
SFE Investment Counsel Inc. serves as investment sub-advisor to the Fund. SFE provides day-to-day investment management services for the Fund.

Portfolio Managers
The Fund’s portfolio is managed on a day-to-day basis by:

Name	Title/Role	Portfolio Manager of the Fund Since
Charles Bohlen	Co-Portfolio Manager, Shareholder, and Chief Investment Officer of SFE	Fund Inception (2018)
James Moylan	Co-Portfolio Manager, Research Analyst of SFE	Fund Inception (2018)

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail to Highmore Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201‑0701, by telephone at 844-HMRFUND (844-467-3863), by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Institutional Class	Advisor Class
Minimum Initial Investment	$25,000	$1,000
Minimum Subsequent Investment	$1,000	$250

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.
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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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ADDITIONAL INFORMATION REGARDING THE INVESTMENT OBJECTIVES,
 PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

Highmore Managed Volatility Fund. The Fund seeks to maximize long-term, risk-adjusted total return while maintaining low correlation to the U.S. equity markets. The Fund’s secondary objective is to provide stability through varied economic and market cycles.

Highmore Sustainable All-Cap Equity Fund. The Fund seeks total return by investing in companies that demonstrate commitment to sustainable business practices and good corporate citizenship according to criteria established by SFE Investment Counsel Inc. (the “Sub-Advisor”).

Each Fund’s objectives are not fundamental, and may be changed by the Board without shareholder approval.

Principal Investment Strategies

Managed Volatility Fund
The Highmore Managed Volatility Fund (the “Managed Volatility Fund” and for purposes of this section, the “Fund”) seeks to achieve its investment objectives by investing in equity securities, debt securities and derivative instruments that generate positive total returns over a full market cycle, and overlaying a managed volatility strategy. The Fund is designed to provide exposure to several sub-strategies often referred to as “absolute return” or “alternative” investment strategies, similar to those traditionally made available through hedge funds. The Fund will employ these sub-strategies by allocating its assets primarily among a select group of experienced sub-advisors. The Fund’s investments are utilized, in part, in seeking to limit the Fund’s overall volatility. Under normal circumstances, the Fund seeks to limit its annualized volatility level to 20%.

Additional Information about the Multi-Manager Structure and Sub-Strategies.  The Fund employs a multi-manager structure to invest in the sub-strategies described in the Summary Section of the Prospectus. The Advisor is responsible for allocating the Fund’s assets among investment sub-advisors (each a “Sub-Advisor,” and together, the “Sub-Advisors”) and/or trading sub-advisors (the “Trading Sub-Advisor”) and may also manage a portion of the Fund’s assets directly. Each Sub‑Advisor and Trading Sub-Advisor acts independently from the others and may employ one more of the sub-strategies. Multiple Sub-Advisors and the Trading Sub-Advisor may be utilized within a given strategy, but with the intent to gain access to different investment approaches.

The Fund may add, remove or modify the Fund’s sub-strategies from time to time (subject to prior notice to shareholders, if required. The Advisor may vary the level of allocation of the Fund’s assets among the Sub-Advisors, Trading Sub-Advisor, and sub-strategies, including reducing the exposure to any strategy to zero, in its sole discretion without prior notice to shareholders. The Fund intends to utilize at least one of the sub-strategies at all times.

The Advisor is responsible for selecting the Fund’s sub-strategies, for identifying and retaining Sub-Advisors and the Trading Sub-Advisor with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Advisor, Trading Sub-Advisor, and sub-strategies based on its assessment of portfolio diversification considerations, market conditions and/or considerations from Sub-Advisors or the Trading Sub-Advisor. When allocating assets among Sub-Advisors, the Advisor considers a range of factors that it deems to be relevant, including each Sub-Advisor’s investment style and historical performance, the types of securities or instruments they may use, the strategies they may employ or a geography or sector in which they invest.
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The Advisor may, from time to time, choose not to allocate the Fund’s assets to a certain Sub‑Advisor and there may be lengthy periods of time when there is no allocation to a particular Sub‑Advisor or sub-strategy. The Advisor may also, from time to time, directly manage a portion of the assets in the Fund based on the Advisor’s assessment of the aggregate portfolio exposure analysis, combined with its assessment of market conditions and scenarios and the ability to source, structure and execute trades that are complementary to the Fund’s portfolio.

Subject to the oversight of the Advisor, each Sub-Advisor and Trading Sub-Advisor is responsible for the day-to-day management of the Fund’s assets that the Advisor allocates to it. The Advisor has the ultimate responsibility to oversee each Sub-Advisor and Trading Sub-Advisor, subject to oversight of the Board. The Advisor will also be responsible for recommending the hiring, termination, and replacement of the Sub-Advisor(s) and Trading Sub-Advisor to the Board.

In selecting individual securities for investment, the Advisor, a Sub-Advisor, or the Trading Sub-Advisor may:

•	use in-depth bottom-up or top-down fundamental or quantitative research to identify sectors and instruments for investment by the Fund or to analyze risk;
•	exploit inefficiencies in valuation of an investment;
•	seek to capitalize on rapidly shifting trends, risks and dynamics caused by macroeconomic, political, market, economic factors, advancements in technology and similar developments;
•	consider regulatory restrictions that affect (or may in the future affect) the Fund’s portfolio limitations; and
•	consider the liquidity of securities and the overall Fund’s portfolio composition.

The Advisor, a Sub-Advisor, or the Trading Sub-Advisor may sell an investment if it determines the holding will not contribute to meeting the investment objective of the Fund or the objective of the sub-strategy employed, or when the investment is deemed less attractive relative to another investment opportunity on a return/risk basis, or in an effort to meet the Fund’s desired annual volatility level. A position may also be sold or reduced if the Advisor’s, Sub-Advisor’s, or Trading Sub-Advisor’s investment process demonstrates a change in value, market conditions or suggested allocations.

Highmore Sustainable All-Cap Equity Fund
The Highmore Sustainable All-Cap Equity Fund (the “Sustainable All-Cap Equity Fund” and for purposes of this section, the “Fund”) normally invests at least 80% of its assets (including borrowings made for investment purposes) in equity securities of companies of any market capitalization that in the judgment of SFE Investment Counsel are “doing well by doing good,” or that are making the world a better place through sustainable business practices and good corporate citizenship. The Fund will generally invest in common stock issued by U.S. companies or in sponsored or unsponsored foreign company ADRs and GDRs. The Fund may, from time to time, invest a significant amount of its assets in securities of small and mid-sized companies. From time to time, the Fund may invest in shares of companies through “new issues” or IPOs.  The Fund may invest in both growth- and value-oriented equity securities.
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In determining the investable universe for the Fund, the Sub-Advisor seeks companies that, according to internally developed criteria, demonstrate commitment to sustainable business practices and good corporate citizenship. Such behaviors may include, but are not limited to: (a) practicing environmental stewardship through minimal or reduced environmental impact and/or environmental rehabilitation; (b) addressing of needs within the healthcare sector that promote social welfare; (c) improvements in mass communications; and (d) exemplary treatment of stakeholders, including shareholders, employees, communities in which they operate and their supply chains. As a result of the Sub-Advisor’s focus on developments in certain sectors that are more prone to providing greater social benefits or exhibiting socially responsible corporate behavior, such as the technology, industrial, healthcare, and life sciences sectors, the Fund may concentrate from time to time in one or more of these sectors.

From these companies the Sub-Advisor deems socially responsible, the Sub-Advisor determines each company’s viability for investment by the Fund through an analysis of fundamentals and the company’s position relative to sector, economic, and geopolitical trends. Fundamental considerations include, but are not limited to, a sound management team; solid history and expectation of profitability; attractive relevant ratios (e.g., price/earnings and enterprise value/EBITDA ratios); responsible policies on returns to shareholders; and acceptable levels of return on equity, operating profit margins, and free cash flows. The Sub-Advisor will not select companies which do not have defensible ratings using commonly accepted data points for overall corporate citizenship. To reduce risk within the Fund’s portfolio, the Sub-Advisor’s individual security selection also considers portfolio diversification, credit analysis, assessment of risk/return potential, and attention to current developments and trends in economic conditions.

The Fund generally will sell a security when, among other considerations, the security has reached its valuation target or the Sub-Advisor identifies the deterioration of a company’s fundamentals and/or ability to respond positively to economic and geopolitical trends. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the principal investment strategies described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

Principal Risks of Investing in the Funds
Before investing in a Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember that, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in a Fund. The principal risks of each Fund have been previously identified and are described below. Unless otherwise indicated, the following risks are applicable to both Funds.

Active Trading Risk (Managed Volatility Fund). Certain of the Fund’s strategies involve actively trading securities which can increase transaction costs (thus lowering performance) and taxable distributions. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Allocation Risk (Managed Volatility Fund). The Fund’s ability to achieve its investment goal depends upon the Advisor’s skill in determining the Fund’s allocation to alternative investment strategies and in selecting the best mix of Sub-Advisors and investments. The value of your investment may decrease if the Advisor’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, manager, or issuer is incorrect. There is no assurance as to the amount of the Fund’s assets that the Advisor may allocate to any investment sub-strategy or Sub-Advisor.
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Below Investment-Grade Debt Risk (Managed Volatility Fund). The Fund may invest and transact in below investment-grade debt securities, herein also referred to as unrated or lower-rated fixed income securities, and sometimes referred to as “high yield” or “junk” bonds. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated or unrated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated or unrated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated or unrated securities may be more complex than for issuers/issues of higher quality debt securities. Lower-rated or unrated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated or unrated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated or unrated securities, especially in a thinly traded market. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. Furthermore, with respect to certain residential and commercial mortgage-backed securities, it is difficult to obtain current reliable information regarding delinquency rates, prepayment rates, servicing records, as well as updated cash flows. The use of credit ratings as the sole method of evaluating lower-rated or unrated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

Commodities-Related Investment Risk (Managed Volatility Fund). Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Additionally, the Fund may gain exposure to the commodities markets through investments in exchange-traded notes, the value of which may be influenced by, among other things, time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in underlying markets, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An exchange-traded note that is tied to a reference instrument, such as a commodities based index, may not replicate the performance of the reference instrument.

Common Stock Risk. The Funds may invest in, or have exposure to, common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, a Fund could lose money if a company in which it invests becomes financially distressed.
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Convertible Securities Risk (Managed Volatility Fund). The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Counterparty Risk (Managed Volatility Fund). The stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the relevant manager will monitor the creditworthiness of firms with which it will cause the Fund to enter into repurchase agreements, interest rate swaps, caps, floors, collars or over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the relevant manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material.

Currency Risk (Managed Volatility Fund). Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.
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Debt Securities Risk (Managed Volatility Fund). Debt securities, such as bonds and certain asset-backed securities, involve certain risks, which include:

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Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Furthermore, the higher a debt security’s duration, the greater its price sensitivity to changes in interest rates. The Fund may take steps to attempt to reduce the exposure of its portfolio to interest rate changes; however, there can be no guarantee that the Fund will take such actions or that the Fund will be successful in reducing the impact of interest rate changes on the portfolio. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

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Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Depositary Receipts Risk. The Funds may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs, EDRs, and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs, and GDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications. Depositary receipts are also subject to the risks of investing in foreign securities, as described under “Foreign Investments and Emerging Markets Risk,” below.
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Derivatives Risk (Managed Volatility Fund). The Fund may use derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount. Recent legislation calls for new regulation of the derivatives markets. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivative transactions and cause the Fund to lose value.

Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

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Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by the Fund.

Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

Although the Fund typically enters into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.

In addition, the CFTC and various exchanges impose speculative position limits on the number of positions a person or group may hold or control in particular commodities. For purposes of complying with speculative position limits, the Fund’s outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) may be aggregated with positions of certain related persons and, as a result, the Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts.

When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non- U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.
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Forwards. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward contracts may also include mortgage to be announced securities (“TBAs”) in which the exact securities to be delivered to the buyer are chosen just before delivery rather than at the time of the original trade. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention, or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Fund would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund may be exposed to credit risks with regard to counterparties with whom the Fund trades as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. Some counterparties with whom the Fund transacts may not be rated investment grade.

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Management of Cash Collateral. Upon entering certain derivatives contracts, the Fund may at times hold large portions of its net assets in cash collateral to offset its derivative investments.  In order to generate modest income, the Advisor or a Sub-Advisor, may direct a portion of the cash collateral to be invested in money market instruments, U.S. Treasury bonds, or short-term, investment-grade corporate bonds.

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Options. Option trading involves certain additional risks. Specific market movements of an option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the contract or asset underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Equity, foreign currency, or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange traded option.
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Swaps. Swap agreements are two-party contracts entered into primarily by institutional investors. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which that Fund invests decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Ethical Investment Risk (Sustainable All-Cap Equity Fund). The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines. The Fund’s ethical screening criteria limits the potential universe of investments and could cause it to avoid investments that subsequently perform well.

Exchange-Traded Note Risk (Managed Volatility Fund). The value of an ETN may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by investment banks and held by a fund are unsecured debt of the issuer.

Foreign Investments and Emerging Markets Risk. The Managed Volatility Fund, and the Sustainable All-Cap Equity Fund to the extent it invests in depositary receipts, may be subject to the risks of foreign and emerging markets investments. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which each Fund’s portfolio securities will be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political risks, including potential exchange control regulations and potential restrictions on non-U.S. investment and repatriation of capital; and (iv) with respect to certain countries, the possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments that could affect investments in those countries.
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The non-U.S. securities in which the Managed Volatility Fund invests may include securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation generally of the securities markets in emerging countries than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of the Funds’ investments.

Hedging Transactions Risk (Managed Volatility Fund). The Fund may invest in securities and utilize financial instruments both for investment purposes and hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date or (vii) for any other reason that the Fund deems appropriate.
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Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.

The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, the Fund may not anticipate a particular risk so as to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), “liquidity risk” and “widening” risk.

Initial Public Offering Risk (Sustainable All-Cap Equity Fund). The Fund may invest in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be a limited number of shares available for trading, the market for those securities may be unseasoned and the issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. There is no guarantee that as the Fund’s assets grow, it will continue to experience substantially similar performance by investing in IPOs.

Investment in Other Investment Companies Risk (Managed Volatility Fund). As with other investments, investments in other investment companies, including ETFs, are subject to market and management risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. Investments in ETFs are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares.

Investment Style Risk (Sustainable All-Cap Equity Fund). Different investment styles, such as growth and value investing, may shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The Fund may outperform or underperform other funds that have a different investment style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies generally invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Large Redemption Risk. The Funds may have all or a large percentage of its shares owned by financial intermediaries or other large shareholders from time to time. Should such financial intermediary or other large shareholder change investment strategies or investment allocations such that fewer assets are invested in a Fund or that Fund is no longer used as an investment, the Fund could experience large redemptions of its shares, potentially requiring the Fund to dispose of its assets at disadvantageous prices. Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Advisor, Sub-Advisors, or Trading Sub-Advisor would otherwise decide to do so. Large redemptions in a Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to that Fund’s portfolio securities, higher brokerage commissions and other transaction costs.
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Leverage Risk (Managed Volatility Fund). Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives or lending portfolio securities and using the collateral to purchase any investment, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Futures contracts, options on futures contracts, and forward contracts allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. In addition, a total return swap on an investment account or vehicle managed by a third party could represent investment exposure by the Fund that far exceeds the fixed amount that the Fund is required to pay the counterparty, creating significant investment leverage. Use of leverage can produce volatility and may increase the risk that the Fund will lose more than it has invested.

Liquidity Risk (Managed Volatility Fund). Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s investments must be liquid at the time of investment, the Fund may invest, to some extent, in restricted, distressed, non-exchange traded, and/or privately placed securities. In addition, liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Macro Strategy Risk (Managed Volatility Fund). The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Price movements for commodity interests are influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters, such as hurricanes; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflation; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of market participants. The manager’s trading methods may not take all of these factors into account.

The global macro programs to which the Fund’s investments are exposed typically use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks. The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.
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Management Risk. The Advisor and each Sub-Advisor or Trading Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these decisions will produce the desired results or expected returns, causing that Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In such circumstances, the Advisor or the individual Sub-Advisors or Trading Sub-Advisor may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to that Fund.

Market Capitalization Risk. To the extent the Funds invest in small-, mid-, or large- cap stocks, they take on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Market Risk and Security Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. While a manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Such market environment changes may adversely affect the performance of a model and amplify losses. Selection risk is the risk that the securities held by the Funds will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Momentum Style Risk (Managed Volatility Fund). Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Multi-Style Management Risk (Managed Volatility Fund). Because portions of the Fund’s assets are managed by different Sub-Advisors and the Trading Sub-Advisor using different styles, the Fund could experience overlapping security transactions or take opposite positions in securities of the same issuer or engage in derivatives transactions that may offset each other. Certain Sub-Advisors may be purchasing securities at the same time other Sub-Advisors may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style. To a significant extent, the Fund’s performance will depend on the success of the Advisor in allocating the Fund’s assets among the various investment sub-strategies and Sub-Advisors and the Trading Sub-Advisor.

New Advisor Risk. The Advisor is a newly registered advisor and has not previously managed a mutual fund. As a result, there is no long-term track record against which an investor may judge the Advisor and it is possible the Advisor may not achieve the Fund’s intended investment objective.

New Fund Risk. The Sustainable All-Cap  Equity Fund is new with no operating history and the Managed Volatility Fund is recently formed with a limited operating history. There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate that Fund.
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Non-Exchange Traded Securities Risk (Managed Volatility Fund). The Fund may invest in non-exchange traded securities, including privately placed securities, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Advisor to fully evaluate the risks of investing in such securities and as a result place the Fund’s assets at greater risk of loss than if the Advisor had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of non-exchange traded securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Real Estate Investment Trust (REITs) Risk (Sustainable All-Cap Equity Fund). REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. All REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of net income and net realized gains under the Internal Revenue Code. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Funds. The regulatory environment for the Funds is evolving, and changes in the regulation of investment companies, their managers, and their trading activities and capital markets, or a regulator’s disagreement with a Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Funds. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of a Fund to trade in securities or commodities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance.
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Sector Risk. To the extent a Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of s Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Certain sector risks specific to the Sustainable All-Cap Equity Fund are as follows:

•
Healthcare Sector Risk. The value of equity securities of these companies may fluctuate because of changes in the regulatory and competitive environment in which they operate. Many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Failure to obtain regulatory approvals or changes in governmental policies regarding funding or subsidies may also adversely affect the value of the equity securities of healthcare companies. Healthcare companies may also be strongly affected by scientific or technological developments and their products may quickly become obsolete. Furthermore, these companies may be adversely affected by product liability-related lawsuits. The securities of companies in the healthcare industry may experience more price volatility than securities of companies in other industries.

•
Industrial Sector Risk. These companies may be affected by the market as a whole and consumer demand. Furthermore, the companies may be affected by prices of underlying resources used to produce their goods, such as within the oil and steel markets, that may at times be volatile. Industrial companies may also be affected by changing government regulations, which may adversely affect investments in these regulations. These companies are often affected by competition and innovation within the industry that may render a company’s products obsolete, or adversely affect market share and overall profitability of industrial companies.

•
Life Sciences Sector Risk. Life sciences companies may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, like healthcare companies, the profitability of some life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

•
Information Technology Sector Risk. Companies in this sector may be adversely affected by cybersecurity risks. Furthermore, the industry is highly competitive and dependent on innovation, which may quickly render a company’s products or services obsolete or otherwise affect its market share and overall probability. It may be difficult to correctly value companies in the information technology industry, leading the securities to potentially experience more price volatility than securities of companies in other industries. Information technology companies face risks in intellectual property theft and the value of their securities may be adversely affected by lawsuits over intellectual property.

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Securities Lending Risk (Managed Volatility Fund). The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund’s earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund’s securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund may have the right to call loans at any time on reasonable notice, and it will do so in order for the securities to be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. A manager may retain lending agents on behalf of the Fund that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

Short Sales Risk (Managed Volatility Fund). Selling securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset, multi-manager approach, such a high degree of leverage necessarily entails a high degree of risk. In the event that the Fund utilizes leverage in its investment program, the Fund may be subject to claims by financial intermediaries that extended “margin” loans in respect of such managed account. The risks involved in the use of leverage are increased to the extent that the Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude the Fund from entering into short sales or otherwise taking short positions that the applicable manager believes could be advantageous to the Fund. The Fund may also incur expenses relating to short sales, such as dividend expense (paying the value of dividends to the person that loaned the security to the Fund so that the Fund could sell it short; this expense is typically, but not necessarily, substantially offset by market value gains after the dividends are announced) and interest expense (the Fund may owe interest on its use of short sale proceeds to purchase other investments; a portion of this expense may, but is not necessarily, offset by stock lending rebates).

Sovereign Debt Risk (Managed Volatility Fund). Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
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U.S. Government Securities Risk (Managed Volatility Fund). Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Valuation Risk (Managed Volatility Fund). Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before a Fund determines its net asset value. For additional information on the Funds’ fair value pricing methodology, please see “Fair Value Pricing,” in the “Shareholder Information” section of the Prospectus.

Volatility Risk (Managed Volatility Fund). The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss. Significant increases and declines within a short period of time can lead to market value erosion of certain investments. Also, volatility may not correlate with the volatility of the overall securities market and, in the case of derivatives, with the value of the underlying securities.

Non-Principal Investment Strategies

Temporary Defensive Positions.  Each Fund, as well as the underlying investment companies in which a Fund invests, may, from time to time, take temporary or defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse or unstable market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund (or its underlying investment companies) may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund (or its underlying investment companies) takes a temporary or defensive position, the Fund may not be able to pursue or achieve its investment objectives.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).
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MANAGEMENT OF THE FUNDS

Investment Advisor

The Funds’ investment advisor is Highmore Group Advisors, LLC, located at 120 Fifth Avenue, 6th Floor, New York, NY 10011. The Advisor is an investment advisory firm formed and registered with the U.S. Securities and Exchange Commission (“SEC”) in 2015.

Investment Advisory Agreement

Pursuant to an investment advisory agreement (the “Advisory Agreement”), the Board has selected Highmore to serve as Advisor for the Funds. Pursuant to the Advisory Agreement, Highmore is responsible for management oversight, as well as providing compliance, sales, marketing, and operations services to the Funds. Highmore is also responsible for selecting the Funds’ sub-strategies, identifying and retaining Sub-Advisors, and for determining the amount of Fund assets to allocate to each Sub-Advisor. Highmore may also directly manage a portion of the assets in the Funds, and is responsible for the oversight of the Sub-Advisors on a day-to-day basis.

The Funds and the Advisor have received an exemptive order from the SEC that allows the Advisor to hire new Sub-Advisor(s) or terminate the Sub-Advisor(s) and reallocate the Fund’s assets among other Sub-Advisors without shareholder approval. The Advisor, subject to the approval of the Board, may enter into new or materially modify an existing sub-advisory agreement with any Sub-Advisor(s) without shareholder approval.

For its services, the Funds pay the Advisor a monthly management fee that is calculated at the following annual rates:

Fund Name	Management Fee
Highmore Managed Volatility Fund	1.80%
Highmore Sustainable All-Cap Equity Fund	1.25%

Each Sub-Advisor and Trading Sub-Advisor is compensated by Highmore. The Funds do not pay any Sub-Advisors or Trading Sub-Advisor directly.

In addition, Highmore has contractually agreed to reduce its management fees and/or absorb expenses of each Fund until at least February 28, 2019 to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) will not exceed the below rates, measured as percentages of the daily average net assets of each Fund, subject to possible recoupment from the Fund in future years on a rolling three fiscal year basis (i.e. within the three fiscal years after the fees have been waived or reimbursed), provided that the Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or (ii) in effect at the time of recoupment.

Fund Name	Expense Cap
Highmore Managed Volatility Fund	2.25%
Highmore Sustainable All-Cap Equity Fund	1.70%
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A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement with Highmore and the sub-advisory agreements with FT AlphaParity, LLC; Carmika Partners, LLP; and Rosen Capital Advisors, LLC is available in the Fund’s semi-annual report to shareholders for the period ending April 30, 2017. A discussion regarding the Board’s approval of the trading sub-advisory agreement between Highmore and the Trading Sub-Advisor is available in the Fund’s annual report to shareholders for the period ending October 31, 2017. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement with Highmore and SFE Investment Counsel Inc. will be available in the Fund’s semi-annual report to shareholders for the period ending April 30, 2018.

Portfolio Managers

Highmore Managed Volatility Fund

Dipak P. Jogia, Co-Portfolio Manager. Mr. Jogia is a Managing Partner and Co-Founder at Highmore. Prior to co-founding Highmore in 2015, Mr. Jogia was the Head of Alternative Investments Research at Oppenheimer & Co. While at Oppenheimer Mr. Jogia was responsible for the direction and management of Oppenheimer’s investment research and sourcing of alternative investments where he restructured and re-built their entire research process into a proprietary and repeatable framework.

Prior to joining Oppenheimer Asset Management in 2012, Mr. Jogia was a Partner at FrontPoint Partners, a multi-strategy hedge fund partnership based in Greenwich, Connecticut. At FrontPoint, Mr. Jogia was a member of the FrontPoint Multi-Strategy Fund Portfolio Team, the FrontPoint Volatility Investments Strategy and the Manager Selection Group. As a member of the FrontPoint Multi-Strategy Fund Portfolio Team, he was responsible for the development, management, and execution of the investment process, which included leading the investment committee, the capital and risk allocation process, as well as investment team monitoring and development. As an investment team member of the FrontPoint Volatility Investments Strategy, he worked with the investment team to source, analyze, structure, and manage a portfolio of macro investments with a long volatility profile. As a member of the Manager Selection Group he was focused on the origination and due-diligence of new investment teams and strategies, as well as structuring and negotiating partnership terms.

Prior to joining FrontPoint in 2005, Mr. Jogia worked at Abbey National in London where he was responsible for sourcing and evaluating absolute return managers as well as monitoring portfolio investments. He started his career at Key Asset Management, a European fund of hedge funds, where he was responsible for business development and investment team sourcing. Mr. Jogia received a B.A. in History, a postgraduate Diploma in Economics and an M.Sc. in Economic History from the London School of Economics and Political Science.

Brian M. Altenburg, Ph.D., Co-Portfolio Manager. Dr. Brian Altenburg is a Managing Partner and Co-Founder at Highmore. Prior to Highmore, Dr. Altenburg was the Global Head of Alternative Investments at Oppenheimer & Co. Dr. Altenburg joined Oppenheimer Asset Management Inc. (“OAM”) in 2012 to head OAM’s Alternative Investments Group. While at Oppenheimer he refocused the group’s strategy and restructured the team into one of Oppenheimer’s most profitable businesses with various new investment additions to the platform before leaving to found Highmore. Oppenheimer’s Alternative Investments Group had in excess of $4 billion in assets at Dr. Altenburg’s departure.
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Before leading Oppenheimer’s Alternative Investments Group, Dr. Altenburg was a Managing Director, Group Founder, and Global Head of Citibank’s TPG Alternative Solutions and TPG Asset Allocation Solutions at Citibank. In this role he was responsible for building out the firm’s customized hedge fund offering which provided custom hedge fund offerings to the firm’s more sophisticated clients. In his role he also acted as fund manager for the firm’s over $2 billion multi-strategy Umbrella Fund and launched and acted as portfolio manager for two-concentrated hedge fund of funds. Prior to taking his role at Citibank in 2009, he was a Managing Director, Group Founder, and Head of Alternative Investment Solutions at Merrill Lynch (and pre-merger, for Bank of America). In this role at Merrill Lynch he was responsible for alternative investment asset allocation, custom hedge fund portfolios and post-merger, third party fund of fund offerings and due-diligence overseeing in excess of $15 billion.

Before joining Merrill Lynch/Bank of America in 2005, Dr. Altenburg was a Senior Analyst at Man Investments (Man Group) in London and finally in New York where he focused on hedge fund seeding across various investment strategies. His role involved sourcing of manager opportunities, as well as the completion of due-diligence and monitoring on potential opportunities in a group with assets in excess of $25 billion. Dr. Altenburg started his career at Key Asset Management, a European fund of hedge funds, where he was a member of the investment research team responsible for business development and investment team sourcing. Dr. Altenburg completed his D.Phil. from Oxford University, with a particular interest focused on the areas of organizational behavior and behavioral finance.

Joseph Julian, Ph.D., Co-Portfolio Manager. Dr. Joseph Julian is a Principal at Highmore. Prior to joining Highmore in 2015 he was Director of Investments at Oppenheimer & Co. where he designed and managed investment portfolios for the private client group of Oppenheimer with a specialization in alternative investment asset allocation, manager selection, portfolio construction, monitoring and risk management for the firm’s more sophisticated clients. Joseph provided a broad spectrum of institutional services to family offices, ultrahigh net worth private clients, foundations and endowments.

Prior to joining Oppenheimer in 2010 Dr. Julian was Head of Absolute Return Strategies for Witenberg Investment Companies where he provided hedge fund of funds portfolio management, due diligence, manager selection, and risk management overseeing $5 billion of institutional assets. At Witenberg he applied a multi-asset and multi-strategy approach to the markets that was top down with a macro overlay. Before joining Witenberg in 2002, Dr. Julian served as Lead Market Strategist for Thomas White Asset Management where he was responsible for a weekly “market perspective” publication and provided hedging for the firm’s proprietary assets. Dr. Julian also worked on providing customer advice and guidance for traditional and alternative investments and performed analyst level work for general asset allocation of fixed income, US equities, foreign equities, absolute return, commodity, real assets and private equity due diligence for investment. He also executed risk management with an emphasis on risk factor diversification and dynamic rebalancing of investments. Joseph met with advisors and clients to discuss capital market trends and opportunities and contributed to the significant growth and success of the firm.

Dr. Julian received his B.A. and M.A. degrees from California State University, cum laude, areas of study: mathematics, economics, and science and attended UCLA and earned his Doctorate Ph.D. degree from the University of California, San Diego in Theoretical Physics with original research in sound wave technology applied to music and acoustics. Joseph has received awards from the Rockefeller Foundation, the Ford Foundation, the National Endowment for the Arts, Washington D.C. and the 2013 Hedge Fund Institutional Advisor Award.

Shlomo (Steve) Gross., Co-Portfolio Manager. Mr. Gross is the Founder and Chief Investment Officer of FT AlphaParity, LLC. Previously, he was a Portfolio Manager at Tudor Investment Corp. with a focus on global macro and derivatives alpha strategies. Prior to his tenure at Tudor, Mr. Gross was a partner at Penso Capital Markets, a global macro and tail risk management hedge fund firm, and a Portfolio Manager at Millennium Partners a multi‐strategy hedge fund. He began his career at the New York Mercantile Exchange as a proprietary trader. Mr. Gross was a recipient of a Rising Stars of Hedge Funds award by Institutional Investor in 2009.
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Joshua Smith, CFA, Co-Portfolio Manager. Mr. Smith directs the research used in the development of investment, risk, and execution models used in FT AlphaParity, LLC's strategies. Prior to joining in 2012, Mr. Smith worked with Mr. Gross and other senior portfolio managers at Tudor Investment Corporation as a quantitative analyst. Mr. Smith began his career at Tudor in 2007, and initially applied his programming and modeling skills to the middle office and operations departments at the firm. Mr. Smith is a CFA Charterholder and graduated from Susquehanna University with a BS in Business Administration, Emphasis: Finance.

Edward McGraw, Co-Portfolio Manager. Mr. McGraw has been the Chief Operating Officer at FT AlphaParity, LLC since 2013. Previously he was the Director of Business Development at Strategic Fixed Income, L.L.C, a $2.5 billion institutional investment firm, from 2009 to 2012. Prior to joining Strategic, from 2004 to 2008, he was an Investment Manager at Man Global Strategies where he was responsible for over $2 billion in seeding and strategic deals with alternative investment managers. Mr. McGraw began his hedge fund career in 1994 as Assistant Trader at Bacon Investment Corp, which folded into Moore Capital, and subsequently held senior allocation and operations roles at Tower Capital Management and Covenant Capital Management. Mr. McGraw holds a Bachelors of Business Administration from Pace University.

Martin Vestergaard, Co-Portfolio Manager. Martin, co-founder and portfolio manager of Carmika Partners LLP since 2015, has over 16 years' experience in risk management, quantitative option trading and option market making. Martin started his career at Arbitrade in Chicago on the floor of the CBOE, before becoming a financial engineer and trader at Hull Trading, where he met Manjeet in 2000. Martin moved internally to Goldman Sachs in London before leaving to join Horizon Asset Ltd in 2002. After spending 3 years at Horizon setting up their option business, Martin became a risk manager and volatility/macro trader at Centaurus Capital from 2005 until 2008, at which point he left to join Manjeet at ADG Capital Management. At ADG, Martin traded volatility arbitrage with a macro overlay until he left in 2012 to begin trading for himself. Before founding Carmika Partners, Martin was a non-executive director at Xenfin Capital between 2010 and 2015.

Martin holds a Master of Science in Applied Statistics and Econometrics from the Technical University of Denmark. As a direct result of his master's thesis, he co-published a paper entitled "Estimation in Continuous-Time Stochastic Volatility Models Using Nonlinear Filters" in the International Journal of Theoretical and Applied Finance.

Manjeet Mundan, Ph.D., Co-Portfolio Manager. Prior to joining Carmika Partners in 2015, Manjeet was a founding partner and senior trader in volatility arbitrage and trading system development at ADG from 2006 to 2015. He has over 20 years of experience in risk management, quantitative option trading and option market making. Before founding ADG, Manjeet was head of European automated market making for listed equity options at Morgan Stanley in London between 2004 and 2006, and head of financial engineering and global volatility arbitrage at Mako Global Derivative between 2002 and 2004. Manjeet started his career as a financial engineer at Hull Trading, acquired by Goldman Sachs in 1999, specializing in volatility arbitrage, automated trading algorithms and risk management. He spent 9 years at Hull Trading, 1993 to 2002, making partner in 1998.

Manjeet holds a Ph.D. in Experimental Particle and Astro-Physics from University College London, with research conducted at University of Michigan, Ann Arbor. Manjeet also holds a B.Sc. in Physics from the University of Edinburgh and won the National Astronomical Society Bruno Rossi prize for Astrophysics in 1988.

Kyle Rosen, Co-Portfolio Manager. Kyle Rosen is the Portfolio Manager and President of Rosen Capital Advisors, LLC and has 30 years of active experience in the options markets with a 20-year track record. Kyle established Rosen in 1999 and was the Portfolio Manager and Managing Member for 14 years. From 1995-1999, Kyle managed the option portfolios for Strome Susskind Investment Management, becoming a partner of the firm in 1997. Before joining Strome Susskind, Kyle spent three years as an analyst and options trader for Rosen and Company, a pioneer in the utilization of listed options. Kyle made his first appearance on CNBC in 1996 and he is regularly quoted by Barron's, the Wall Street Journal, Reuters, and the New York Times. Kyle earned his Bachelor's Degree in Psychology with a concentration in Crowd Behavior from Princeton University.

Stefan Behling, Co-Portfolio Manager. Stefan is the Chief Investment Officer and Co-Founder of Centurion Investment Management, LLC, responsible for research, trading, risk and IT/programming. Previous to co-founding Centurion in 2010, Stefan was the Head of Trading at Crabel Capital Management ("CCM"), a longstanding short term systematic commodity trading adviser. During his tenure with Crabel, Stefan was a member of the Firm's Executive, Operating, and Research Committees. He oversaw trading activities in over 120 global futures and foreign exchange markets, as well as trading in specific US and international equities. Stefan managed a team of 24 traders and maintained CCM's trading models. In addition, Stefan managed CCM's Prime Brokerage and counterparty relationships. Stefan is a graduate of Indiana University at Bloomington.

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Highmore Sustainable All-Cap Equity Fund

Charles Bohlen, CFA, Co-Portfolio Manager. Charles (Charlie) Bohlen is a Shareholder, and CIO of SFE.  Charlie grew up overseas, the son of a prominent US diplomat. He lived in France, Russia and the Philippines. Needless to say, that experience shaped his perspective on the world, as did his education. And, in turn, he helped shape PATHWAYS™, a socially responsible impact investment strategy, which looks for global companies that are thoughtful about their impact on the planet and its people. Charlie is Co-Portfolio Manager for PATHWAYS and SFE’s ALL-CAP CORE Strategy, and Chairman of SFE’s Investment Committee. He also spearheads SFE’s research and is a key player in the portfolio review process. Before joining SFE in 2001, Charlie worked in law, banking and international finance.  Charlie holds a B.A. from Harvard University a J.D. from Yale Law School and a CFA charterholder.

James Moylan, CFA, Co-Portfolio Manager. James (Jim) Moylan has been analyzing companies and capital markets professionally for more than twenty three years. After earning an MBA from the Anderson School at UCLA in 1994, he joined McCullough Andrews & Cappiello, where he was mentored by David Andrews, a Benjamin Graham type and former President of the Security Analysts of San Francisco.  During this time, Jim earned his CFA charter and developed a broad expertise in stock selection as well as risk management and portfolio management skills. In 2007, SFE recruited Jim to bolster the investment management effort. He currently shares portfolio review responsibilities with Charlie Bohlen, and serves as Co-portfolio Manager for the ALL-CAP CORE and PATHWAYS™ Strategies. What’s more, Jim is a leader on the SFE Investment Committee.  Jim’s penchant for analysis was developed in his undergraduate work at UCLA where he earned a Bachelor of Science degree in Math/Applied Science (Actuarial Science).  Jim is a member of the CFA Institute.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and their ownership of securities in the Funds.

Commodities Futures Trading Commission (“CFTC”) Regulation

Because of the nature of its investments, the Highmore Managed Volatility Fund and the Advisor are subject to regulation under the Commodities Exchange Act, as amended (the “CEA”), as a commodity pool and commodity pool operator (“CPO”), respectively, and as those terms are defined under the CEA.  The Advisor, as CPO of the Fund, and the Fund are regulated by the CFTC, the National Futures Association and the SEC and are subject to each regulator’s disclosure requirements.  The CFTC has adopted rules that are intended to harmonize certain CEA disclosure requirements with SEC disclosure requirements, including Rule 4.12(c)(3)(i) under the CEA, which requires the CPO of a registered investment company with less than three years of operating history to disclose the performance of all accounts and pools that are managed by the CPO and that have investment objectives, policies and strategies substantially similar to those of the newly-formed registered investment company.  The Advisor does not manage any commodity pool that has investment objectives, policies and strategies that are substantially similar to the Fund.

Investment Sub-Advisors and Trading Sub-Advisor

Highmore Managed Volatility Fund
FT AlphaParity, LLC, located at One International Place, 25th Floor, Boston, MA 02110, manages a portion of the Highmore Managed Volatility Fund’s assets.

Carmika Partners, LLP, located at 24 Rochester Mews, London, United Kingdom NW1 9JB, manages a portion of the Highmore Managed Volatility Fund’s assets.

Rosen Capital Advisors, LLC, located at 11835 W. Olympic Blvd., Suite 625E, Los Angeles, CA 90064, manages a portion of the Highmore Managed Volatility Fund’s assets.

Centurion Investment Management, LLC, located at 200 South Executive Drive, Brookfield, WI 53005, manages a portion of the Highmore Managed Volatility Fund’s assets as a trading sub-advisor.
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Highmore Sustainable All-Cap Equity Fund
SFE Investment Counsel, Inc., located at 801 S. Figureoa Street, Suite 2100, Los Angeles, CA, 90017, manages the Highmore Sustainable All-Cap Equity Fund’s assets.

ADDITIONAL PAYMENTS TO DEALERS

The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Funds, including affiliates of the Advisor. Such payments and compensation are in addition to any service fees paid by the Funds. These additional cash payments are generally made to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediaries. Cash compensation may also be paid to financial intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediaries provide shareholder services to a Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

SHAREHOLDER INFORMATION

Pricing Fund Shares

Net Asset Value. Shares of the Funds are sold at each Fund’s net asset value (“NAV”), plus any applicable sales charge. The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily. A Fund’s share price is ordinarily calculated as of the scheduled close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good order (as described below under “Good Order Purchase Requests”) by the transfer agent, or an authorized financial intermediary by the close of the NYSE, generally 4:00 p.m. Eastern Time, will be processed at the applicable price on that day. Transaction orders received after the close of the NYSE will receive the applicable price on the next business day. A Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Funds do not determine the NAV of their shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV). In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.

Fair Value Pricing. Occasionally, market quotations are not readily available, are unreliable, or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.
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Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

HOW TO PURCHASE SHARES OF THE FUNDS

Minimum Investment

To purchase shares of the Funds, you must make at least the minimum initial investment (or subsequent investment) as shown in the table below.
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	Institutional Class	Advisor Class
Minimum Initial Investment	$25,000	$1,000
Minimum Subsequent Investment	$250	$250

Minimum initial and subsequent purchase amounts may be reduced or waived by the Advisor for specific investors or types of investors, including, without limitation, employee benefit plan investors, retirement plan investors, investors who invest in a Fund through an asset-based fee program made available through a financial intermediary, customers of investment advisers, brokers, consultants and other intermediaries that recommend the Funds, employees of the Advisor and its affiliates and their family members, investment advisory clients of the Advisor, and current or former Trustees of the Trust and their family members. Certain financial intermediaries also may have investment minimums, which may differ from a Fund’s minimums, and may be waived at the intermediaries’ discretion. If your investment is aggregated into an omnibus account established by an investment adviser, broker, consultant or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment.

Choosing a Share Class

This Prospectus describes two classes of shares offered by each of the Funds: Institutional Class and Advisor Class shares. The Funds offers these classes of shares so that you can choose the class that best suits your investment needs. Shares of both classes are available for purchase at the NAV per share next determined after your order is received by either the Funds’ transfer agent or a financial intermediary. The main differences between each class are sales charges, ongoing fees and minimum investment amounts. Each class of shares of the Funds represents an interest in a Fund’s portfolio of investments. There is no investment minimum on reinvested distributions and the Funds may change investment minimums at any time.

When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each of the Fund’s expenses over time in the “Fees and Expenses of the Fund” sections in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Institutional Class Shares. Institutional Class shares do not carry a sales charge. Institutional Class shares are available for purchase at the NAV per share next determined after your order is received by either the Funds’ transfer agent or a financial intermediary and have an initial investment minimum of $25,000.

The following persons will be eligible to invest in Institutional Class shares:
•
Institutional investors including banks, savings institutions, credit unions and other financial institutions, pension, profit sharing and employee benefit plans and trusts, insurance companies, investment companies, investment advisers, broker-dealers and financial advisers acting for their own accounts or for the accounts of their clients; and

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•
Full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent, child, spouse, domestic partner, sibling, set or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Advisor and its affiliated companies.

Advisor Class Shares. Advisor Class shares of the Funds are retail shares that require that you pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge. Advisor Class shares are also subject to Rule 12b-1 fees (or distribution fees) of 0.25% of average daily net assets, which is assessed against the shares of a Fund.

If you purchase Advisor Class shares of a Fund you will pay the offering price which is the NAV next determined after your order is received by either the Funds’ transfer agent or a financial intermediary, plus a front-end sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Advisor Class share purchases above certain dollar amounts, known as “breakpoint thresholds,” the offering price is lower for these purchases. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the offering price, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.50%	5.26%	4.75%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more (2)	0.00%	0.00%	0.00%

(1)
The offering price includes the front-end sales charge. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)
Advisor Class shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge (“CDSC”), if they are redeemed within 18 months from the date of purchase. For purposes of calculating the CDSC, the start of the 18-month holding period is the first day of the month in which the purchase was made. The CDSC may be waived in certain circumstances.

Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), will receive all front-end sales charges paid for the purchase of Advisor Class shares of a Fund when such purchases are made without a dealer of record.

Advisor Class Sales Charge Reductions and Waivers. You may be able to reduce the sales charge on Advisor Class shares of a Fund based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to inform the Funds or financial intermediary that you may be eligible for a reduction and to provide appropriate proof of eligibility.

Reinvested Distributions: You pay no sales charges on Advisor Class shares you buy with reinvested distributions from Advisor Class distributions from a Fund.
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Letter of Intent (“LOI”): By signing an LOI prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount within the next 13 months sufficient to meet one of the above breakpoint thresholds. Your individual purchases will be made at the applicable sales charge based on the amount you plan to invest over the 13-month period. Reinvested distributions do not count as purchases made during this period. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. A Fund will hold in escrow shares equal to approximately 5% of the amount of shares you indicate in the LOI. If you do not invest the amount specified in the LOI before the expiration date, the transfer agent will redeem a sufficient amount of escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares as of the expiration date. Otherwise, the transfer agent will release the escrowed shares when you have invested the agreed amount.

Rights of Accumulation (“ROA”): You may combine the value at the current offering price of Class A shares of a Fund with a new purchase of Class A shares of the Fund to reduce the sales charge on the new purchase. The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your currently owned shares and the amount of the new investment. ROA allows you to combine the value of your account with the value of other eligible accounts for purposes of meeting the breakpoint thresholds above.

You may aggregate your eligible accounts with the eligible accounts of members of your immediate family to obtain a breakpoint discount. The types of eligible accounts that may be aggregated to obtain the breakpoint discounts described above include individual accounts, joint accounts and certain IRAs.

For the purpose of obtaining a breakpoint discount, members of your “immediate family” include your spouse, domestic partner, child, stepchild, parent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. In addition, a fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Eligible accounts include those registered in the name of your financial intermediary through which you own shares in a Fund.

Certain groups or classes of shareholders: If you fall into any of the following categories, you can buy Advisor Class shares at NAV without a sales charge:
•	Current and retired employees, directors/trustees and officers of:
○	The Advisor and its affiliates; and
○	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•	Any trust, pension, profit sharing or other benefit plan for current employees, directors/trustees and officers of the Advisor and its affiliates.
•	Current employees of:
○	Broker-dealers who act as selling agents for the Funds/Trust; and
○	Family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.
•
Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Advisor Class share purchases.

Information regarding the Funds’ Class A sales charges is available on the Funds’ website at www.highmorefunds.com.
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Converting to Institutional Class Shares. You may convert Advisor Class shares to Institutional Class shares at any time if you would be otherwise eligible to purchase Institutional Class shares. To request a conversion, please contact the Funds’ transfer agent at 844-HMRFUND (844-467-3863) or mail your request to:

For regular mail delivery:	For an overnight delivery:
Highmore Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Highmore Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

Good Order Purchase Requests

When making a purchase request, make sure your request is in good order. “Good order” means your request includes:

▪	the name of the Fund;
▪	the class of shares to be purchased;
▪	the dollar amount of shares to be purchased;
▪	account application form or investment stub; and
▪	check payable to the name of the Fund, or a wire transfer received by the Funds.

All purchases by check must be in U.S. dollars and drawn on U.S. banks. The Funds will not accept payment in cash or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

If your check is returned for any reason, the transfer agent will assess a $25 fee against your account. You will also be responsible for any losses suffered by a Fund as a result.

An account application to purchase Fund shares is subject to acceptance by the Funds and is not binding until so accepted. The Funds reserve the right to reject any account application or to reject any purchase order if, in their discretion, it is in the Funds’ best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of a Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your account application will be returned and your account will not be opened.

Upon acceptance by the Funds, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE (generally 4:00 p.m., Eastern Time) will be priced on the next business day.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
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Purchase by Mail

For direct investments through the Funds’ transfer agent, you should:
•	Complete and sign the account application;
•	To open an account, write a check payable to: “Highmore Funds”
•	Send your account application and check to one of the addresses listed below;
•
For subsequent investments, detach the stub that is attached to the account statement you will receive after each transaction and mail it with a check made payable to the Funds in the envelope provided with your statement or to one of the addresses noted below. Write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

For regular mail delivery:	For an overnight delivery:
Highmore Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Highmore Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order or request is received at the transfer agent’s offices.

Purchase by Wire

If you are making your first investment in a Fund, before you wire funds, please contact the transfer agent by phone to make arrangements with a representative to submit your completed account application via mail or overnight delivery. Upon receipt of your completed account application, an account will be established for you and a service representative will contact you within 24 hours to provide you with an account number. Once your account has been established, you may instruct your bank to initiate the wire using the instructions provided below.

For either initial or subsequent investments, prior to sending the wire, please call the transfer agent at 844-HMRFUND (844-467-3863) to advise of your wire to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Highmore Funds
(Shareholder Name, Shareholder Account #)

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Your bank may impose a fee for investments by wire. You will receive the NAV for the day that your wired funds have been received by the transfer agent. Wired funds must be received prior to the close of the NYSE generally 4:00 p.m., Eastern Time, to be eligible for same day pricing. Wires received after the close of the NYSE will be considered received by the next business day. The Funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Funds at 844-HMRFUND (844-467-3863).

Purchase by Telephone

If you did not decline telephone transactions on your account application, if you included a voided check, and your account has been open for at least 15 calendar days, you may purchase additional shares in the amount of $250 or more from your bank account upon request by telephoning the Funds toll-free at 844-HMRFUND (844-467-3863).  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to the close of the NYSE, generally 4:00 p.m. Eastern Time, shares will be purchased at the NAV next calculated, plus any applicable sales charge. For security reasons, requests by telephone are recorded.

Automatic Investment Plan

If you intend to use an Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $25,000 for Institutional Class shares or $1,000 for Advisor Class shares and retirement accounts. Once your account has been opened, you may purchase shares of a Fund through the AIP in amounts of at least $250. If you choose this option, funds will be automatically transferred from your bank account monthly or quarterly. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. The Funds may modify or terminate the AIP at any time. The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request. If your bank rejects your payment, the transfer agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application. Any request to change or terminate your AIP should be submitted to the transfer agent five days prior to effective date.

Purchases Placed with Financial Intermediaries

You may buy and sell shares of the Funds through certain financial intermediaries. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Your order will be priced at a Fund’s NAV, plus any applicable sales charge, next computed after it is received by a financial intermediary. A financial intermediary may hold your shares in an omnibus account in the financial intermediary’s name and the financial intermediary may maintain your individual ownership records. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. Your financial intermediary may impose investment minimum requirements that are different from those set forth in this Prospectus. The Funds may pay the financial intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial intermediaries are responsible for placing your order correctly and promptly with the Funds, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. The Funds will be deemed to have received a purchase order when a financial intermediary, or its authorized designee, receives the order. If you transmit your order with these financial intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at a Fund’s NAV, plus any applicable sales charge, next computed after it is received by the financial intermediary. Investors should check with their financial intermediary to determine if it is subject to these arrangements.

Cancellations or Modifications. The Funds will not accept a request to cancel or modify a transaction once processing has begun. Please exercise care when placing a transaction request.

HOW TO REDEEM SHARES OF THE FUNDS
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Redeeming Shares

If you redeem through a financial intermediary, the financial intermediary may charge you a transaction fee. If you purchased your shares by check, you may not receive your redemption proceeds until your check has cleared, which may take up to 15 calendar days. Redemptions will be processed only on a day during which the NYSE is open for business. You may receive the proceeds of redemption by check, wire or via electronic funds transfer through the ACH network. Please note that certain fees may apply depending on the timing or manner in which you redeem shares. The Funds typically expect that it will take one to three days following the receipt of your redemption request in good order and prior to market close to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days.

The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of a Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds reserve the right to redeem in-kind as described below in “Redemptions in-Kind.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to minimize the effect of large redemptions on a Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Please note that certain fees may apply depending on the timing or manner in which you redeem shares (see the section entitled “Tools to Combat Frequent Transactions” in this Prospectus for more information). Requests to redeem shares are processed at the NAV next calculated after the transfer agent or your financial intermediary receives your request in good order.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Shares held in IRA accounts may be redeemed by telephone at 844-HMRFUND (844-467-3863). Investors will be asked whether or not to withhold taxes from any distribution.

Redeem by Mail

To redeem by mail, please:

•	Provide your name and account number;
•	Specify the number of shares or dollar amount to be redeemed and the Fund name or number;
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•
Sign the redemption request (the signature must be exactly the same as the one on your account application). Make sure that all parties that are required by the account registration sign the request, and any applicable signature guarantees are on the request; and

•	Send your request to the appropriate address as given under “Purchasing by Mail”.

Redeem by Telephone

Unless you declined the option on your account application, you may redeem your shares of a Fund by telephone. In order to arrange for the telephone redemption option after your account has been established, or to change the bank account or address designated to which redemption proceeds are sent, you must send the Funds’ transfer agent a written request. The request must be signed by each shareholder of the account. The transfer agent may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. To redeem by telephone, call the transfer agent at 844-HMRFUND (844-467-3863) between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on a day the NYSE is open for business. Shares of a Fund will be sold in your account at the NAV determined on the day your order is placed prior to market close (generally, 4:00 p.m., Eastern Time); any redemption requests made after market close will receive a Fund’s next calculated NAV price.

Before executing an instruction received by telephone, the transfer agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Funds may change, modify or terminate these privileges at any time upon at least 60 days’ written notice to shareholders. Once a telephone transaction has been placed, it cannot be canceled or modified. If you have a retirement account, you may not redeem shares by telephone. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor their transfer agent will be held liable if you are unable to place your trade due to high call volume.

Systematic Withdrawal Program

The Funds offer a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least $25,000 for Institutional Class shares and $10,000 for Advisor Class shares or retirement accounts. The minimum amount to be withdrawn each month is $100. This program may be terminated or modified by the Funds at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the transfer agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 844-HMRFUND (844-467-3863) for additional information regarding the SWP.

Through a Financial Intermediary

You may redeem a Fund’s shares through your financial intermediary. Redemptions made through a financial intermediary may be subject to procedures established by that institution. Your financial intermediary is responsible for sending your order to the Funds and for crediting your account with the proceeds. For redemption through financial intermediaries, orders will be processed at the NAV next effective after receipt of the order by the financial intermediary. Please keep in mind that your financial intermediary may charge additional fees for its services. Investors should check with their financial intermediaries to determine if they are subject to these arrangements.

ACCOUNT AND TRANSACTION POLICIES
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Tools to Combat Frequent Transactions

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent transactions and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board has adopted policies and procedures reasonably designed to detect and prevent market timing and excessive trading that may be harmful to the Funds and their shareholders. The Funds discourage market timing, excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps may include, among other things, monitoring trading activity or using fair value pricing when appropriate, under procedures as adopted by the Board, when the Advisor determines current market prices are not readily available or are unreliable. As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, the Funds reserve the right, in their sole discretion, to reject any purchase order (including exchanges), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in a Fund’s shares is believed by the Advisor to be harmful to the Fund) and without prior notice. A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests. Except as noted in this Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.

In this regard, the Funds have entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.
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Proceeds

Proceeds will generally be sent no later than seven calendar days after the Funds receive your redemption request. If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your account application. The minimum wire amount is $100 and there is a $15 fee for each wire transfer. When proceeds are sent via the ACH network, the funds are usually available in your bank account in two to three business days.

Check and ACH Clearance

The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase by check or electronic funds transfer through the ACH network until the payment for the purchase clears. If the purchase amount does not clear, you may be responsible for any losses suffered by a Fund as well as a $25 service charge imposed by the transfer agent. This delay can be avoided by purchasing shares by wire.

Suspension of Redemptions

The Funds may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Signature Guarantees

The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	For all redemption requests in excess of $100,000, unless paid via wire;
•	If a change of address request has been received by the transfer agent within the last 30 calendar days;
•	When requesting a change in ownership on your account; and
•	When redemption proceeds are payable or sent to any person, address or bank account not on record.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and/or the transfer agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
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Customer Identification Program

Please note that, in compliance with the USA PATRIOT Act of 2001, the transfer agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be able to open your account. Please contact the transfer agent at 844-HMRFUND (844-467-3863) if you need additional assistance when completing your account application. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Funds reserve the right to temporarily limit additional share purchases, close your account or take any other action it deems reasonable or required by law. The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.

No Certificates

The Funds do not issue share certificates.

Right to Reject Purchases

The Funds reserve the right to reject any purchase in whole or in part. The Funds may cease taking purchase orders at any time when the Advisor believes it is in the best interest of the current shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Funds for the short-term when the markets are highly volatile.

Redemptions In-Kind

The Funds generally pay redemption proceeds in cash. However, the Funds reserve the right to pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (a “redemption-in-kind”). Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of a Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in whole or in part by a distribution in kind of securities held by the Fund instead of cash. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution. In addition, you will bear any market risks associated with such securities until they are converted into cash.

Small Accounts

To reduce expenses, the Funds may redeem an account if the total value of the account falls below $1,000 due to redemptions. An investor will be given 30 days’ prior written notice of this redemption. During that period, an investor may purchase additional shares to avoid the redemption. Automatic redemption of your account may result in tax consequences. Please see “Dividends, Distributions and Their Taxation” below.
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Householding

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at 844-HMRFUND (844-467-3863) to request individual copies of these documents. The Funds will begin sending individual copies 30 calendar days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Funds at 844-HMRFUND (844-467-3863) to generate shareholder initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

DISTRIBUTION (12b-1) FEES

The Trust has adopted a Rule 12b-1 distribution plan (the “Rule 12b-1 Plan”) under which the Funds are authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of the Advisor Class shares of each of the Funds. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution service or activity designed to retain Fund shareholders. Because the Funds pay distribution fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

SHAREHOLDER SERVICING FEES

The Trust has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which, the Advisor is authorized to engage financial institutions, securities dealers and other industry professionals to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds. As compensation for services provided pursuant to the Shareholder Servicing Plan, each Fund will pay an aggregate fee equal to 0.10% of the average daily net asset value of each class of a Fund’s shares.
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DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

If you redeem your Fund shares, part of your redemption proceeds may represent your allocable share of the distributions made by a Fund relating to that tax year. You will be informed annually of the amount and nature of a Fund’s distributions. If you sell or exchange your Fund shares, it is a taxable event for you. An exchange of shares between the Funds by you is treated as a taxable sale. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances.

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from a Fund are taxable as ordinary income or as qualified dividend income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Distributions of net realized long-term capital gains you receive from a Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period is determined by the length of time a Fund has held the security and not the length of time you have held shares in the Fund. The Funds expect that, because of their investment objectives, their distributions will consist primarily of long- and short-term capital gains (rather than dividend income). You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

Interest and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the total assets of a Fund consist of stock or securities of foreign corporations, the Funds intend to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by a Fund during that taxable year. This means that investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax.

The Funds intend to pay dividends from net investment income annually and to distribute all net realized capital gains at least annually. In addition, the Funds may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. However, no assurances can be given that distributions will be sufficient to eliminate all taxes. Please note, however, that the objectives of the Funds are growth of capital, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

When a dividend or capital gain is distributed, a Fund’s NAV decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing NAV unless you specifically request that either dividends or capital gains or both be paid in cash. If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of a Fund.
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The election to receive dividends or reinvest them may be changed by writing to the Funds at:

Highmore Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may also change your distribution election by telephoning the Fund at 844-HMRFUND (844-467-3863).

In order to allow sufficient processing time for a change in distribution elections, any change must be received at least 5 days prior to the record date for the distribution.

By law, the Funds must withhold a percentage of your taxable distribution and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs a Fund to do so.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen first-in, first-out as its standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. You may choose a method other than the Funds’ standing method at the time of your purchase or upon sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules may apply to them.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund shares. Consult your personal tax adviser about the potential tax consequences of an investment in Fund shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

OTHER INFORMATION

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, administrator and distributor, who provide services to the Funds. Shareholders of the Funds are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
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This prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Closing the Funds. The Board retains the right to close a Fund (or partially close a Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, and in consultation with the Advisor, the Board may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.
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FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the financial performance of the Highmore Managed Volatility Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been derived from the financial statements audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Highmore Managed Volatility Fund’s financial statements, are included in the Fund’s October 31, 2017 Annual Report, which is available upon request. Because the Highmore Sustainable All-Cap Equity Fund is new, there are no financial highlights for the Fund to report as of the date of this Prospectus.

Highmore Managed Volatility Fund
Institutional Class

For the Period Inception through October 31, 2016(1)
PER SHARE DATA(2):
Net asset value, beginning of period	$

INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized loss on investments
Total from investment operations

Net asset value, end of period	$

TOTAL RETURN	%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$
Ratio of gross expenses to average net assets:
Before expense reimbursement	%
After expense reimbursement	%
Ratio of broker expenses to average net assets	%
Ratio of broker expenses to average net assets excluding broker expenses (after expense waiver)%
Ratio of net investment loss to average net assets:
Before expense reimbursement	%
After expense reimbursement	%
Portfolio turnover rate	%

(1)	Inception date of the Institutional Class of the Fund was December 15, 2016.
(2)	For a share outstanding for the entire period.
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Investment Advisor
Highmore Group Advisors, LLC
120 Fifth Avenue, 6th Floor
New York, NY 10011

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
 1350 Euclid Ave., Suite 800
 Cleveland, OH 44115

Legal Counsel
Goodwin Procter LLP
901 New York Avenue, NW
Washington, DC 20001
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Privacy Notice

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.
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FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual Reports (collectively, the “Shareholder Reports”) will provide the most recent financial reports and portfolio listings. The annual report will contain a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

The SAI and the Shareholder Reports are available free of charge on the Funds’ website at www.highmorefunds.com. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquires about the Funds by calling the Funds at 844-HMRFUND (844-467-3863) or by writing to:

Highmore Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.highmorefunds.com

You may review and copy information including the Shareholder Reports, when available, and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Funds are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-23084.)
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Subject to Completion, December 15, 2017

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the U.S. Securities and Exchange Commission becomes effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION
February 28, 2018

Highmore Managed Volatility Fund

Institutional Class	HMVZX
Advisor Class	HMVQX

Highmore Sustainable All-Cap Equity Fund

Institutional Class	HMSQX
Advisor Class	HMSAX

Highmore Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
844-HMRFUND
(844-467-3863)

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus of the Highmore Managed Volatility Fund and the Highmore Sustainable All-Cap Equity Fund (each a “Fund” and together the “Funds”), each a series of Series Portfolios Trust (the “Trust”), dated February 28, 2018, as may be supplemented from time to time, which is incorporated by reference into this SAI. You may obtain the Prospectus without charge by contacting U.S. Bancorp Fund Services, LLC at the address or telephone number listed above or by visiting the Funds’ website at www.highmorefunds.com.

The Highmore Managed Volatility Fund’s audited financial statements and notes thereto for the fiscal year ended October 31, 2017, and the unqualified reports of [ ], the Funds’ independent registered public accounting firm, on such financial statements are included in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2017, and are incorporated by reference into this SAI.  A copy of the annual report may be obtained without charge by calling or writing the Funds as shown above or by visiting the Funds’ website at www.highmorefunds.com. Since the Highmore Sustainable All-Cap Equity Fund commenced operations on or about the date of this SAI, no financial statements for this Fund are available.

TABLE OF CONTENTS

THE TRUST	1

INVESTMENT POLICIES AND RISKS	1

INVESTMENT RESTRICTIONS	33

PORTFOLIO TURNOVER	36

PORTFOLIO HOLDINGS INFORMATION	36

TRUSTEES AND EXECUTIVE OFFICERS	37

PROXY VOTING POLICIES AND PROCEDURES	43

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP	43

THE FUND’S INVESTMENT ADVISOR AND SUB-ADVISORS	44

SERVICE PROVIDERS	51

EXECUTION OF PORTFOLIO TRANSACTIONS	51

CAPITAL STOCK	53

DETERMINATION OF SHARE PRICE	53

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	54

DISTRIBUTIONS AND TAX INFORMATION	56

THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR	60

MARKETING AND SUPPORT PAYMENTS	61

FINANCIAL STATEMENTS	62

APPENDIX A	A1

Table of Contents - Statement of Additional Information

THE TRUST
The Trust is a Delaware statutory trust organized on July 27, 2015, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Trust’s Declaration of Trust, as amended and/or restated to date (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Fund.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any Trustee or Trust officer held personally liable for obligations of the Fund or the Trust. All such rights are limited to the assets of the Fund.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible claims and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

Each Fund is a “diversified company” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series of the Trust.

INVESTMENT POLICIES AND RISKS

Each Fund’s principal investment strategies utilized by the Funds’ Advisor (defined below or Sub-Advisors (the “Sub-Advisors”) or trading sub-advisor (the “Trading Sub-Advisor”)) and the principal risks associated with the same are set forth in the Funds’ Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Funds may utilize, even though they are not considered to be “principal” investment strategies.  Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Funds. In addition, as a result of each Funds’ investment in derivative instruments, the Funds are indirectly exposed to the risks of the underlying reference assets of the derivatives. The following risks may apply to the Funds directly or indirectly, including through their use of derivative instruments.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that a Fund’s investment program will be successful.  Investors should carefully review the descriptions of each Fund’s investments and their risks described in the Funds’ Prospectus and this Statement of Additional Information.
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Arbitrage Strategies. The Highmore Managed Volatility Fund may use arbitrage strategies in pursuing its investment strategies. The underlying relationships among securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given transaction will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. Therefore, unanticipated delays in timing could cause the Fund to lose money or not achieve the desired rate of return. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses.

Commodities Instruments. There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Highmore Managed Volatility Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.

Commodity-Linked Notes. Commodity-linked notes and other related instruments are generally privately negotiated debt obligations where the principal paid to the Highmore Managed Volatility Fund by the counterparty at maturity or redemption is determined by reference to the performance of a specific reference commodity or group of commodities or commodity index. The principal amount payable upon maturity or redemption may fluctuate, depending upon changes in the value of the reference commodity or index. The terms of a commodity-linked note may provide that, in certain circumstances where the value of the reference commodity or index substantially declines, no principal is due to the buyer of the commodity-linked note at maturity and, therefore, may result in a total loss of invested capital by the Fund. The principal payments that may be made on a commodity-linked note may vary widely, depending on a variety of factors, including the volatility of the reference commodity or index. Commodity-linked notes may be positively or negatively indexed, so the appreciation of the reference commodity may produce an increase or a decrease in the value of the principal at maturity. The rate of return on commodity-linked notes may be determined by applying a multiplier to the performance or differential performance of reference commodities or indices. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The purchase of commodity-linked notes exposes the Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
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Convertible Securities.  Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). The Highmore Managed Volatility Fund may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock.

Cybersecurity and Operational Risk. The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber-attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate a Fund’s net asset value “NAV”; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which a Fund invests, which may cause a Fund’s investment in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

The Funds’ investments or their service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties.  In particular, these errors or failures as well as other technological issues may adversely affect a Fund’s ability to calculate its NAV in a timely manner, including over a potentially extended period. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures.  The Funds and their shareholders could be negatively impacted as a result.
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Debt Securities.  The Highmore Managed Volatility Fund may invest in corporate bonds and other evidences of corporate indebtedness (“debt securities”), including debt securities issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code or may be exposed to debt securities through derivative instruments.

Although generally not as risky as the equity securities of the same issuer, debt securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.

Depositary Receipts. Each Fund may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs, EDRs, and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs, and GDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications.

Distressed Investments.  The Highmore Managed Volatility Fund may be exposed to distressed investments, the issuers of which are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in such distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. The Fund may also be exposed to distressed investments issued by governmental entities, including municipal bonds and sovereign debt. Distressed investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any restructuring, reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. This risk may be heightened when the Fund has invested in distressed instruments of private or governmental issuers outside of the United States. The Advisor’s or Sub-Advisors’ judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong. No active trading market may exist for certain distressed investments, including Corporate Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded distressed investments. See also “Emerging Markets Investments,” “Foreign Government Debt Obligations,” and “Foreign Investments” below.

Emerging Markets Investments.  Each Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

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Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other more developed securities markets. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States and other more developed nations. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities.

Equity Securities.  Each Fund may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities (PIPEs), depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.

The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Exchange Traded Funds (“ETFs”). An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded).  In addition, all ETFs will have costs and expenses that will be passed on to a Fund and these costs and expenses will in turn increase a Fund’s expenses.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact a Fund’s net asset values; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by rules of the SEC on the amount of the ETF shares that a Fund may acquire.

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Exchange Traded Notes (“ETNs”). ETNs, applicable to the Highmore Managed Volatility Fund, are generally notes representing debt of an issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, levels of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential returns, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite there being no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the unavailability or limited nature of a secondary market. The Fund could lose some or all of the amount invested in an ETN.

Foreign Government Debt Obligations.  The Highmore Managed Volatility Fund’s investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of the Fund, to the extent it invests in or is exposed to such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

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A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. To the extent that a sovereign debtor is currently undergoing, or in the future enters into, a restructuring of its debt or defaults on its obligations, the Fund will be subject to additional risks and a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its initial investment. See also “Distressed Investments” above.

Foreign Investments. Each Fund may invest, either directly or via exposure through a derivative instrument, in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”

Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; repercussions of, or retaliatory measures resulting from, sanctions imposed by other nations and/or supranational entities; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.
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Foreign Exchange Risk and Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of a Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Advisor or Sub-Advisor, as appropriate, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross- hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as over-the-counter (“OTC”) derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”). The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank Act regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by a Fund in forward foreign currency contracts excluded by the Treasury Department is not subject to the CFTC regulations to which trading in other forward foreign currency contracts is subject.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an OTC trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

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Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund’s performance may be adversely affected as the Advisor, Sub-Advisor, or Trading Sub-Advisor may be incorrect in its forecasts of market value and currency exchange rates.

Forwards, Futures, Swaps and Options. As described below, the Highmore Managed Volatility Fund may purchase and sell in the U.S. or abroad futures contracts, forward contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, the Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with the Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

The Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, the Fund may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge the Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund’s exposure to the securities market.

Special Risk Factors Regarding Forwards, Futures, Swaps and Options. The Highmore Managed Volatility Fund’s transactions in derivative instruments (e.g., futures, options, forwards, and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities or commodities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.

The Fund’s use of swaps, futures contracts, options, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Advisor, a Sub-Advisor or the Trading Sub-Advisor seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to a Fund will be enhanced; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require a Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of derivative instruments to obtain enhanced exposure will enable the Fund to achieve its investment objective.

The Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund’s assets.
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OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Further, under certain circumstances commodity exchanges or regulators may impose limits that are lower than current open equity in a given futures contract, such limit changes have the potential to cause liquidation of positions and may adversely affect the Fund. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Advisor’s or a Sub-Advisor’s or Trading Sub-Advisor’s use of derivative instruments will be advantageous to the Fund.

Regulatory Matters Regarding Forwards, Futures, Swaps and Options. The Highmore Managed Volatility Fund is subject to regulation by the CFTC as a commodity pool and the Advisor is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”).  The Advisor does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Highmore Managed Volatility Fund.  The Advisor is registered with the National Futures Association as a “commodity pool operator.”  As a result, the Advisor is subject to dual regulation by the CFTC and the SEC.  The CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations.  The Advisor has availed itself of the CFTC’s substituted compliance option under the harmonization regulations with respect to the Fund by filing a notice with the National Futures Association.  The Adviser will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations.

Transactions in futures and options by the Fund is subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Advisor or a Sub-Advisor. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

It is possible that additional regulation of various types of derivative instruments may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve it investment objectives.  For instance, in December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments.  If adopted as proposed, these regulations could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objectives.
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Forward Contracts. The Highmore Managed Volatility Fund may invest in a forward contract, which is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to the Fund. To the extent the Fund engages in forward contracts to generate return, the Fund will be subject to these risks.

Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.

Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, the Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, the Fund will remain subject to counterparty risk with respect to the forward contract, even if a Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, the Fund may lose money on the transaction.

Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.

Futures Contracts. The Highmore Managed Volatility Fund may invest in U.S. futures contracts, which are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The Fund may also invest in non-U.S. futures contracts. There are several risks in connection with the use of futures by the Fund. In the event futures are used by the Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Advisor,  a Sub-Advisor or the Trading Sub-Advisor. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisor, a Sub-Advisor or the Trading Sub-Advisor. It is also possible that, when the Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.
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Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.

Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements (as described below). Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund may also use futures to attempt to gain exposure to a particular market, index, security, commodity or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which the Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means the Fund may lose money.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. With respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. The deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor, a Sub-Advisor or the Trading Sub-Advisor may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes).

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.
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Stock Index Futures. The Highmore Managed Volatility Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Futures Contracts on Securities. A futures contract sale creates an obligation by the Highmore Managed Volatility Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. The Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

Swap Agreements.  The Highmore Managed Volatility Fund may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security or commodity prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
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Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  Some swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff guidance.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed- upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, whether in respect of periodic payments or margin, the Fund must be prepared to make such payments when due.

The Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Advisor or a Sub-Advisor, as appropriate, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may also be considered to be illiquid. If such instruments are determined to be illiquid, then the Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Global regulatory changes could adversely affect the Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Act in the U.S. and the European Market Infrastructure Regulation (“EMIR”) in the European Union, among others, grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the European Union) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to disclosure, trade processing, trade reporting, margin and registration requirements. The implementation of these and other global regulatory initiatives could adversely impact the Fund by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that the Fund trades. Other potentially adverse regulatory obligations can develop suddenly and be imposed without notice.
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Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”). The Highmore Managed Volatility Fund may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a “buyer” or as a “seller” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements whereby a Fund is a “buyer” of credit protection and that are contractually required to cash settle, a Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements whereby a Fund is a “buyer” of credit protection and that are contractually required to physically settle, or for credit default swap agreements whereby the Fund is deemed to be a “seller” of credit protection, a Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, a Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, a Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, a Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, a Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Advisor does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if a Fund is a seller of a credit default swap and a credit event occurs, a Fund could suffer significant losses.

Swaps on Equities, Currencies, Commodities and Futures. The Highmore Managed Volatility Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when the Fund takes a long position, the counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.
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Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to the swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover a Fund’s current obligations (or are otherwise covered as permitted by applicable law), a Fund and the Advisor or a Sub-Advisor believe that these transactions do not constitute senior securities under the 1940 Act.

Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Advisor or Sub-Advisor, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.

Total Return and Interest Rate Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Writing Call Options. When the Highmore Managed Volatility Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The call may be exercised at any time during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.
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The Fund may also write an uncovered call (i.e., the Fund does not hold the underlying security) or calls on futures without owning a futures contract on deliverable securities, provided that at the time the call is written, the Fund covers the call with an equivalent dollar value of deliverable securities or liquid assets. The Fund will cover with additional liquid assets if the value of the segregated assets drops below 100% of the current market value of the underlying instrument. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of an uncovered call option may be unavailable for purchase, except at much higher prices, thereby reducing or eliminating the value of the premium. Purchasing securities to cover the exercise price of an uncovered call option can cause the price of the securities to increase, thereby exacerbating the loss. In no circumstances would an exercise notice as to a future put the Fund in a short futures position.

Writing Put Options. A put option on a security or futures contract gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The put may be exercised at any time during the option period. The premium the Highmore Managed Volatility Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund (as the writer of the put) has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options on securities or futures contracts, to secure its obligation to pay for the underlying security or futures contract, the Fund will either (i) segregate on its records cash or liquid assets equal to the exercise price of the option less margins or deposits; (ii) sell the underlying security short at a price at least equal to the strike price or (iii) purchase a put option with a strike price at least equal to the strike price of the put option sold. The Fund therefore may have to forego certain opportunities to invest the assets used to cover the obligation. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange (in the context of puts on currencies) or to take delivery of the underlying security against payment of the exercise price. The Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by that Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
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Purchasing Puts and Calls. The Highmore Managed Volatility Fund may purchase calls to protect against the possibility that the Fund’s portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a “protective put”) enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

Puts and calls on securities indices or securities index futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When a Fund buys a call on a securities index or securities index future, it pays a premium. If a Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay a Fund an amount of cash to settle the call if the closing level of the securities index or securities index future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index or securities index future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon a Fund’s exercise of its put, to deliver cash to a Fund to settle the put if the closing level of the securities index or securities index future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

When the Fund purchases a put on a securities index, or on a securities index future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities a Fund holds. A Fund can either resell the put or, in the case of a put on a stock index future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.
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Options on Futures Contracts. The Highmore Managed Volatility Fund’s investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Privately Negotiated Options.  The Highmore Managed Volatility Fund may also invest in privately negotiated option contracts (each, a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.

Private Options will generally have a term ranging from 12 to 60 months. The Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the Advisor or a Sub-Advisor in accord with the Fund’s investment objective and approved by the counterparty (the “Counterparty”). The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including interests in so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the Advisor, Sub-Advisor or Trading Sub-Advisor expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.

As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees (the “Premium”) paid for the Private Option. The Private Option will be structured so that it allows the Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, a Fund may lose all or a portion of the Premium paid for the Private Option. The Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the Premium being paid by the Fund.

Upon the termination or expiration of a Private Option, the Fund will be entitled to receive from the Counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will the Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the Counterparty for establishing the Private Option. The Settlement Price will typically be payable to the Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by the Fund at any time will be treated as an illiquid asset.

The Counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, the Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the Counterparty or because the increase in value of the Basket has been insufficient to trigger a position settlement value.
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The Counterparty to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each Counterparty will be one determined by the Advisor, a Sub-Advisor or the Trading Sub-Advisor to be creditworthy and approved by the Fund’s Board, including a majority of the Independent Directors. The Advisor, the Sub-Advisors, the Trading Sub-Advisor and the Fund will not have any control over any hedging or similar techniques used by the Counterparty to attempt to ensure the Counterparty’s ability to perform under each Private Option. Likewise, neither the Advisor, the Sub-Advisors, the Trading Sub-Advisor, nor the Fund will have any claim on securities or other property, if any, which may be purchased by the Counterparty in connection with the Private Option. Should the Counterparty be unable to perform its obligations under a Private Option, then the Company could lose all or a portion of the Premium and the gain, if any, relating to such Private Option.

Additional Information Regarding Options. The Highmore Managed Volatility Fund’s Custodian or a securities depository acting for the Custodian, will act as the Funds’ escrow agent, through the facilities of Options Clearing Corporation (“OCC”), as to the investments on which a Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon a Fund’s entering into a closing transaction. An option position may be closed out only on a market, which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. When a Fund writes an OTC option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which a Fund would have the absolute right to purchase that OTC option.

A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund’s control, holding a put might cause a Fund to sell the related investments for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each, a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
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Combined Transactions. The Highmore Managed Volatility Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts, multiple interest rate transactions and multiple swap transactions, and any combination of options, futures, currency, interest rate, and swap transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Advisor, a Sub-Advisor or the Trading Sub-Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s, Sub-Advisor’s or the Trading Sub-Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Hedging Transactions. The Advisor, a Sub-Advisor or the Trading Sub-Advisor, from time to time, employ various hedging techniques for the Highmore Managed Volatility Fund.

The success of the Fund’s hedging strategy will be subject to the Advisor’s, Sub-Advisor’s, or Trading Sub-Advisor’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Advisor’s, Sub-Advisor’s, and Trading Sub-Advisor’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Advisor, a Sub-Advisor or the Trading Sub-Advisor may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Advisor, a Sub-Advisor or the Trading Sub-Advisor may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Advisor, a Sub-Advisor or the Trading Sub-Advisor may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Yield Securities. The Highmore Managed Volatility Fund’s investments in non-investment grade or “high yield” fixed income or convertible securities, commonly known to investors as “junk bonds,” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Advisor or a Sub-Advisor or Trading Sub-Advisor believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (i.e., those rated BBB- by Standard & Poor’s (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, are determined to be of equivalent quality). The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
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The major risks in high yield bond investments include the following:

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High yield bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

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The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.

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High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

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High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the high yield bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Prices of high yield bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed income securities.

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The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund’s securities, and judgment plays a more important role in determining such valuations.

•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
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The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

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The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Advisor, a Sub-Advisor or the Trading Sub-advisor performs its own analysis of the issuers whose non-investment grade securities the Fund holds. Because of this, the Fund’s performance may depend more on the Advisor’s, Sub-Advisor’s or Trading Sub-Advisor’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting non-investment grade securities, the Advisor, Sub-Advisor or Trading Sub-Advisor considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The Advisor, Sub-Advisor or Trading Sub-Advisor monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

In the event that the Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the high yield bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Investment Companies.  Each Fund may invest in securities of other investment companies. A Fund’s investments in such securities involve certain additional expenses and certain tax results, which would not otherwise be present if a Fund were to invest directly in the underlying assets. Due to legal limitations, a fund will be prevented from: (i) purchasing more than 3% of an investment company’s outstanding shares; (ii) investing more than 5% of the fund’s assets in any single such investment company, and (iii) investing more than 10% of the fund’s assets in investment companies overall;  unless: (a) the underlying investment company and/or the applicable fund has received an order for exemptive relief from such limitations from the SEC; and (b) the underlying investment company and the fund take appropriate steps to comply with any conditions in such order.  The Funds will rely on Section 12(d)(1)(F) of the 1940 Act, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided that (i) a Fund, together with its affiliates, acquires no more than 3% of the outstanding voting stock of any investment company, and (ii) the offering price of a Fund does not include a sales load greater than 1.5%.  The foregoing notwithstanding, the Funds, in reliance on Rule 12d1-3 under the 1940 Act, may impose a sales charge in excess of 1.5% where the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the applicable limits on sales loads established by the Financial Industry Regulatory Authority pursuant to FINRA Rule 2341.  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by a Fund under Section 12(d)(1)(F), then a Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments by a Fund in other investment companies entail a number of risks unique to a fund of funds structure.  These risks include the following:
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Multiple Layers of Fees.  By investing in other investment companies indirectly through a Fund, prospective investors will directly bear the fees and expenses of a Fund’s Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well.  As such, this multiple or duplicative layer of fees will increase the cost of investments in a Fund.

Lack of Transparency.  The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor.  The Funds have no control over the risks taken by the underlying investment companies in which they invest.

Valuation of Investment Companies.  Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of a Fund’s investments in investment companies and valuations of the underlying securities held by other investment companies.  As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers.  In the event that such valuations prove to be inaccurate, the NAV of a Fund could be adversely impacted and an investor could incur a loss of investment in a Fund.

Illiquidity of Investments By and In Other Investment Companies.  Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists.  The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale.  Further, a Fund may not be able to redeem its interests in other investment companies’’ securities that it has purchased in a timely manner.  If adverse market conditions were to develop during any period in which a Fund is unable to redeem interests in other investment companies, a Fund may suffer losses as a result of this illiquidity.  As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies.  Any such losses could adversely affect the value of a Fund’s investments and an investor could incur a loss of investment in a Fund.

Lack of Control.  Although the Funds and the Advisor will evaluate regularly other investment companies to determine whether their investment programs are consistent with each Fund’s investment objective, the Advisor will not have any control over the investments made by other investment companies.  Even though other investment companies are subject to certain constraints, the investment advisor to each such investment company may change aspects of their investment strategies at any time.  The Advisor will not have the ability to control or influence the composition of the investment portfolio of other investment companies.

Lack of Diversification.  There is no requirement that the underlying investments held by other investment companies be diversified.  As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities.  As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments.  Thus, each Fund’s portfolios (and by extension the value of an investment in a Fund) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.
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Use of Leverage.  The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments.  When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the net asset value of the shares of the other investment companies and in the return on the other investment companies’ investments.  Borrowing will also cost other investment companies interest expense and other fees.  As such, the value of a Fund’s investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified.  As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of a Fund’s investments and an investor could incur a loss of investment in a Fund.

Large Redemption Risk. Certain account holders may from time to time own or control a significant percentage of a Fund’s shares. The Funds are subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis will adversely affect a Fund’s performance if it is forced to sell portfolio securities or invest cash when the Advisor would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of a Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs and/or lead to the liquidation of a Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

Margin Deposits and Cover Requirements.

Margin Deposits for Futures Contracts. Unlike the purchase or sale of portfolio securities, no price is paid or received by the Highmore Managed Volatility Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Advisor, Sub-Advisor or Trading Sub-Advisor, as applicable, may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures. The Highmore Managed Volatility Fund will comply with regulatory guidance and interpretations with respect to coverage of forwards, futures, swaps and options. In certain instances, these require segregation or “ear marking” by the Fund of cash or liquid securities on its books and records or with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Each Subsidiary (as defined below) will comply with these asset segregation requirements to the same extent as the Fund that holds the Subsidiary’s securities.
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For example, with respect to a futures contract that is cash settled, the Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not settle in cash (a physically settled futures contract), the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. For asset segregation purposes, physically settled futures contracts will be treated like cash settled futures contracts when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. Forward contracts that physically settle but are subject to this type of contractual off-setting arrangement with a third party will similarly be treated like cash settled forward contracts for asset segregation purposes. Use of this contractual off-setting approach exposes the Fund to counterparty risk. See also “Counterparty Risk” in the Fund’s Prospectus. It also expands the ability of the Fund to use futures and forwards, which involve additional risk. See also “Forwards, Futures, Swaps and Options—Special Risk Factors Regarding Forwards, Futures, Swaps and Options,” “Forwards, Futures, Swaps and Options— Forward Contracts,” “Forwards, Futures, Swaps and Options—Futures Contracts,” “Forwards, Futures, Swaps and Options—Stock Index Futures,” and “Forwards, Futures, Swaps and Options—Futures Contracts on Securities” above.

Mid-Cap Securities Risk. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

Momentum Style Risk. Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund using a momentum strategy may suffer.

Mortgage-Backed and Asset-Backed Securities.  The Highmore Managed Volatility Fund, and the other investment companies in which the Fund invests, may invest in mortgage-backed and asset-backed securities.  Mortgage-backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities.  Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.  Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool.  Accordingly, the Fund will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages.  Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
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Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.  Regular payments received on asset-backed securities include both interest and principal.  Asset-backed securities typically have no U.S. Government backing, though they are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  If the letter of credit is exhausted and the full amounts due on the underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When the interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received.  For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore it is not possible to predict accurately the security’s return.  In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies, or instrumentalities, are not subject to the Fund’s industry concentration restrictions because securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities are excluded from the restriction.  Privately-issued mortgage-backed securities are, however, subject to the Fund’s industry concentration restrictions.

Real Estate Investment Trust (“REITs”). The Funds may invest in shares of real estate investment trusts (“REITs”). REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
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Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of a Fund’s investment strategy results in a Fund investing in REIT shares, a percentage of a Fund’s dividend income received from REIT shares will likely exceed the percentage of a Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by a Fund from REIT shares and distributed to a Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by a Fund that shareholders of a Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Repurchase Agreements. In a repurchase transaction, the Highmore Managed Volatility Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements.
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Reverse Repurchase Agreements. Under a reverse repurchase agreement, the Highmore Managed Volatility Fund sells securities to another party and agrees to repurchase them at a particular date and price. The Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate (i.e., designate on the Fund’s books and records) liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants. The Highmore Managed Volatility Fund may invest in warrants and rights. Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund’s entire investment therein).

Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Securities Lending.  In order to generate additional income, the Highmore Managed Volatility Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board.  In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or equivalent collateral.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Voting rights for loaned securities will typically pass to the borrower, but the Fund will retain the right to call any security in anticipation of a vote that the Advisor deems material to the security on loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.
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Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially.  This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents.  This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers.  There are no limits on the number of borrowers the Fund may use, and the Fund may lend securities to only one or a small group of borrowers.  Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

As of the date of this SAI, the Highmore Managed Volatility Fund does not have a program in place pursuant to which it may lend portfolio securities.

Short Sales. The Highmore Managed Volatility Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which the Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, the Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.

Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments the Fund holds in long positions will decline at the same time that the market value of the instruments the Fund has sold short increases, thereby increasing the Fund potential volatility. Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
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The Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to counterparty risk. See “Counterparty Risk” in the Fund’s Prospectus.

In addition to the general risks related to short sales discussed above, the Fund will be subject to additional risks when it makes short sales “against the box,” a transaction in which the Fund enters into a short sale of an instrument that the Fund owns or has the right to obtain at no additional cost. In a short sale “against the box” transaction, the Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If the Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied.

Small-Cap Securities. Investments in small-cap companies involve higher risks in some respects than do investments in stocks of larger companies (including mid-cap and large-cap companies). For example, prices of such stocks are often more volatile than prices of larger capitalization stocks. In addition, due to thin trading in some small capitalization stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

U.S. Government Securities and U.S. Government Agency Securities.  The Highmore Managed Volatility Fund may invest directly or indirectly in U.S. Government Securities and U.S. Government Agency Securities. The Fund’s investments in  U.S. Government securities and U.S. Government Agency Securities may include (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities.  While obligations of some U.S. Government agencies and sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.
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Additional Information about Non-Principal Strategies and Risks

Borrowing.  The Funds may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Such borrowing may make a Fund’s NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in a Fund’s NAV and on a Fund’s investments.  Although the principal of borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for a Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, a Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.  The Funds do not intend to use leverage in excess of 5% of total assets and will not make additional investments when outstanding borrowings exceed 5% of a Fund’s total assets.  Any leveraging will comply with the applicable requirements of the 1940 Act and the guidance of applicable no-action letters issued by the SEC, including Investment Company Act Release No. 10666 (Apr. 18, 1979), intended to minimize the use of leverage and the possibility that a Fund’s liabilities will exceed the value of its assets.

The Funds may also borrow money to meet redemptions or for other emergency purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund will be required to reduce the amount of its borrowings within three days (not including Sundays and holidays), and may be required to dispose of some portfolio holdings in order to reduce a Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.  The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Investments.  As a non-fundamental strategy, the Funds may invest up to 15% of net assets (plus any borrowings for investment purposes) in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  This restriction is not limited to the time of purchase.  In determining the liquidity of a Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Liquidation of a Fund. The Board may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in a Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of a Fund. A shareholder of the liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.
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Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. While there continues to be uncertainty about the full impact of recent regulatory changes, it is the case that a Fund will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Temporary Defensive Positions

Each Fund as well as the underlying investment companies in which it invests may, from time to time, take temporary or defensive positions that are inconsistent with a Fund’s principal investment strategies in an attempt to respond to adverse or unstable market, economic, political, or other conditions.  During such an unusual set of circumstances, a Fund (or its underlying investment companies) may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).  When a Fund (or its underlying investment companies) takes a temporary or defensive position, a Fund may not be able to pursue or achieve its investment objective.

INVESTMENT RESTRICTIONS

The investment restrictions applicable to the Funds are set forth below and are either fundamental or non-fundamental. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental policies or restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% or more of the shares of a Fund present at a meeting at which the holders of more than 50% of a Fund’s outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy:

1.
The Funds may not lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.
The Funds may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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3.
The Funds may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.
The Funds may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) tax-exempt obligations of state or municipal governments and their political subdivisions; (iii) securities of other investment companies; and (iv) repurchase agreements.

5.
The Funds may not purchase or sell real estate, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.
The Funds may not buy or sell commodities or commodity (futures) contracts, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.
The Funds may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

Except with respect to borrowing and liquidity, all percentage or rating restrictions on an investment or use of assets set forth herein or in the Prospectus are adhered to at the time of investment. Later changes in the percentage or rating resulting from any cause other than actions by a Fund will not be considered a violation of the Fund’s investment restrictions. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Board will consider what actions are appropriate to maintain adequate liquidity.

Additional Information Regarding Fundamental Investment Restrictions

Lending. The 1940 Act does not prohibit a fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

For purposes of the Funds’ fundamental investment restriction with respect to lending, the entry into repurchase agreements, lending securities and acquiring of debt securities shall not constitute loans by the Fund.

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Senior Securities and Borrowing. The 1940 Act prohibits a Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that a Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of a Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, a Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when a fund engages in such transactions, the fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The fundamental restriction in (2) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit a Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

For purposes of the Funds’ fundamental investment restriction with respect to borrowing, the entry into options, forward contracts, futures contracts, swaps, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Concentration. The SEC staff has defined concentration as investing 25% or more of a fund’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Funds’ concentration policy, a Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance. In this regard, the Advisor may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Advisor may, but need not, consider industry classifications provided by third parties. In addition, if applicable, the Trust will use reasonable efforts to consider the concentration of affiliated and unaffiliated underlying investment companies when determining whether a Fund is in compliance with its own concentration policies.

The Funds’ concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of a Fund’s total assets.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, an investment company is a “diversified company” if, as to 75% of its total assets, it does not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the investment company. For purposes of the Funds’ diversification policy, the identification of the issuer of a security may be determined in any reasonable manner, consistent with SEC guidance.

Underwriting. The 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap.

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PORTFOLIO TURNOVER

The frequency of a Fund’s portfolio transactions (the portfolio turnover rate) will vary from year to year depending on many factors. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses. Each Fund’s annual portfolio turnover rate will be included in the “Financial Highlights” section of the Funds’ Prospectus following the commencement of Fund operations.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Funds. The Advisor has also adopted a policy with respect to disclosure of each Fund’s portfolio holdings (the “Advisor’s Policy”). Each Sub-Advisor and Trading Sub-Adivsor has adopted the Advisor’s Policy with respect to disclosure of the Funds’ portfolio holdings. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Advisor’s Policy (the “Disclosure Policies”). The Advisor and the Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders and the interests of the Advisor, a Sub-Advisor, the distributor or any other affiliated person of the Funds. After due consideration, the Advisor and the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”) is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the Funds’ shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering the approval of any amendment to the Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Sustainable All-Cap Equity Fund may disclose its top 5 portfolio holdings, among other information, on the Fund’s website at www.highmorefunds.com within 15 days after each calendar quarter end. Portfolio holdings information posted on the Funds’ website may be separately provided to any person, commencing on the day after it is first published on the Funds’ website. In addition, the Funds may provide their complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Funds and the interests of the Advisor or an affiliated person of the Advisor, the CCO of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Advisor, a Sub-Advisor or the Trading Sub-Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s CCO or to his or her supervisor.

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In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of a Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to a Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information:  the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Funds or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when a Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Advisor, its affiliates or employees, the Funds, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies will protect the Funds from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

From time to time, the Advisor may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.highmorefunds.com for additional information about the Funds, including, without limitation, the periodic disclosure of their portfolio holdings.

TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principle business address of each Trustee is c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Koji Felton (born 1961)	Trustee	Indefinite Term; Since September 2015.	Retired. Counsel, Kohlberg Kravis Roberts & Co. L.P. (2013-2015); Counsel, Dechert LLP (2011-2013.	2	None
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Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Debra McGinty-Poteet (born 1956)	Trustee	Indefinite Term; Since September 2015.	Retired.	2	Independent Trustee, First Western Funds Trust (Since May 2015); Inside Trustee, Brandes Investment Trust, Chair and President (2000-2012); Director, Inside Trustee, Brandes Funds LTD (2002-2012).
Daniel B. Willey (born 1955)	Trustee	Indefinite Term; Since September 2015.	Retired. Compliance Officer, United Nations Joint Staff Pension Fund (2009 - 2017).	2	None
Interested Trustee
Dana L. Armour(3) (born 1968)	Chair, Trustee	Indefinite Term; Since September 2015.	Executive Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Senior Vice President (2010 – 2013).	2	None
Officers of the Trust
John J. Hedrick (born 1977)	President and Principal Executive Officer	Indefinite Term; Since September 2015.	Vice President, U.S. Bancorp Fund Services, LLC (since 2011).	Not Applicable	Not Applicable
David A. Cox (born 1982)	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2016.	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2011).	Not Applicable	Not Applicable
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Name and Year of Birth	Positions with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Jennifer E. Kienbaum (born 1979)	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 2017.	Vice President, U.S. Bancorp Fund Services, LLC (since 2016); CCO, Catholic Financial Services Corp (2007-2012).	Not Applicable	Not Applicable
Alia M. Vasquez (born 1980)	Secretary	Indefinite Term; Since September, 2015.	Vice President, U.S. Bancorp Fund Services, LLC (since 2015), Assistant Vice President (2010-2015).	Not Applicable	Not Applicable
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of [  ], the Trust was comprised of [  ] portfolios (including the Funds) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Ms. Armour, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined under the 1940 Act.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer provides reports as to financial reporting matters and the President provides reports as to matters relating to the Trust’s operations. In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a CCO who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

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Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees: a Governance and Nominating Committee; an Audit Committee, which also serves as the Qualified Legal Compliance Committee; and a Valuation Committee, which are discussed in greater detail below under “Trust Committees.” The Board is comprised of one Interested Trustee and three Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates. The Governance and Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees. The Chair of the Board is an Interested Trustee. The Board has determined not to appoint a lead Independent Trustee; however, the Independent Trustees are advised by independent counsel. The President and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the funds in the Trust. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Chair of the Board  positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. The Board reviews its structure and the structure of its committees annually. Given the specific characteristics of the Trust, as described above, the Board has determined that the structure of the Interested Chair, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Advisor as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Koji Felton. Mr. Felton has served as a Trustee since 2015 and has substantial experience with the mutual fund industry and familiarity with federal securities laws and regulations. Mr. Felton’s prior experience includes serving as Director and Counsel for KKR Credit Advisors LLC, the asset manager arm of Kohlberg Kravis Roberts & Co. L.P. (2013 to 2015). Prior to that Mr. Felton served as counsel in the Financial Services Group at Dechert LLP from (2011 to 2013), as well as in various capacities, and ultimately as Senior Vice President and Deputy General Counsel for mutual funds, at Charles Schwab & Co., Inc. (1998 – 2011). Mr. Felton also worked as a staff attorney and served as the Enforcement Branch Chief for the San Francisco District Office of the SEC (1992-1998). Mr. Felton began his career as a litigation associate specializing in securities and banking litigation at Shearman & Sterling (1986-1992).

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Debra McGinty-Poteet.  Ms. McGinty-Poteet has served as a Trustee since 2015 and has significant mutual fund industry experience, including her current and prior experience on mutual fund boards. Ms. McGinty-Poteet currently also serves an Independent Trustee for First Western Funds Trust. Prior to becoming a Trustee of the Trust, Ms. McGinty-Poteet served as the President and Interested Trustee for Brandes Investment Trust where she also oversaw the proprietary and sub-advisory mutual fund business for Brandes Investment Advisors (1999 – 2012). Ms. McGinty-Poteet previously served as Chief Operating Officer of North American Trust Company (1997 – 1998); Global Managing Director of Mutual Funds at Bank of America (1992 – 1996); and in various capacities, and ultimately as Global Head of Mutual Funds, at Security Pacific Bank (1982 – 1992).

Daniel Willey. Mr. Willey has served as a Trustee since 2015 and has significant work history and experience in the investment management industry. As a chief compliance officer, Mr. Willey has valuable experience in an oversight role and in working with regulatory compliance matters. Mr. Willey currently serves as the Chief Compliance Officer of the United Nations Joint Staff Pension Fund (since 2009). Prior to his current role, Mr. Willey served as the Chief Operating and Chief Compliance Officer of Barrett Associates, Inc. (investment adviser and affiliate of Legg Masson (2007 – 2009); President and Chief Executive Officer of TIMCO, Citigroup Asset Management (2004 – 2006); Head Equity Trader of TIMCO (1994 – 2004); Vice President, Shawmut National Bank (1992 – 1994); Investment Officer, State of Connecticut (1990 – 1992); Vice President, Bank of New England (Connecticut Bank & Trust) (1981 – 1990); Registered Representative, Tucker Anthony and R.L. Day, Inc. (1979 – 1981); and Assistant Analyst, The Travelers Insurance Company (1977 – 1979).

Dana Armour. Ms. Armour has served as a Trustee since 2015 and has experience, knowledge, and understanding of the mutual fund industry. Ms. Armour currently serves as an Executive Vice President of U.S. Bancorp Fund Services, LLC (since 2013), where she oversees the Relationship Management group and Fund Accounting department. Ms. Armour has served in various capacities since joining U.S. Bancorp Fund Services in 1992, and has extensive experience in 1940 Act, SEC, and IRS compliance and financial statement preparation. In addition, Ms. Armour has extensive experience in the oversight of regulatory examinations and providing support and assistance to mutual fund clients implementing new regulatory requirements.

Trust Committees

The Trust has three standing committees: the Governance and Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and Valuation Committee.

The Governance and Nominating Committee, comprised of all the Independent Trustees, is responsible for making recommendations to the Board regarding various governance-related aspects of the Board’s responsibilities and seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Governance and Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust Bylaws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust no less than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. [The Governance and Nominating Committee has not held any meetings during the Fund’s as of the date of this SAI.]

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The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. The Audit Committee has held [three] meetings during the Funds’ last completed fiscal year.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of certain officers of the Trust and the Interested Trustee of the Trust, and is overseen by the Board. The function of the Valuation Committee is to oversee and approve the fair value of securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee. The actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee has not held any meetings with respect to the Funds during the Funds’ last completed fiscal year.

Trustee Ownership of Fund Shares and Other Interests

No Trustee beneficially owned shares of the Funds as of the [calendar year ended December 31, 2017]. Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Funds’ principal underwriter, or any of their affiliates as of the same date.

Compensation

Independent Trustees each will receive an annual retainer of $20,000 allocated among each of the various portfolios comprising the Trust. In addition, the Independent Trustees will receive $1,500 per regularly-scheduled meeting attended or special meeting attended in-person, and $500 per any special meeting attended telephonically. Independent Trustees will receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required. Independent Trustees will also be reimbursed for expenses in connection with each Board meeting attended. These reimbursements will be allocated among applicable portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee.

For the Funds’ fiscal year ended October 31, 2017, the Independent Trustees received the following compensation:

Name of Person/ Position	Aggregate Compensation From the Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex(2) Paid to Trustees
Koji Felton, Independent Trustee	$[ ]	None	None	$[ ]

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Name of Person/ Position	Aggregate Compensation From the Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex(2) Paid to Trustees
Debra McGinty Poteet, Independent Trustee	$[ ]	None	None	$[ ]
Daniel Willey, Independent Trustee	$[ ]	None	None	$[ ]
(1)	Trustees’ fees and expenses are allocated among the Funds and all other series comprising the Trust.
(2)
As of [  ], the Trust was comprised of [  ] portfolios (including the Funds) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. For the period ended [   ], 2017, aggregate Independent Trustees’ fees and expenses amounted to [$    .]

Codes of Ethics

The Trust, the Advisor, and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor, and Distributor to invest in securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor or its designee, subject to the Board’s continuing oversight. The Proxy Policies require that the Advisor or its designee vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Trust Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s proxy policies and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Adviser has delegated to each Sub-Advisor the duty to vote proxies. A copy of each Sub-Advisor’s and the Trading Sub-Advisor’s proxy policies are attached as Appendices to this SAI.

The Trust is required to file a Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Funds will be available without charge, upon request, by calling toll-free 844-HMRFUND (844-467-3863) and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of a class of a Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.
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As of January 31, 2018, the following shareholders owned 5% or more of the outstanding shares of a Class of the Highmore Managed Volatility Fund as listed below:

Institutional Class

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]%	[ ]

Since the Advisor of the Highmore Managed Volatility Fund had not commenced operations prior to the date of this SAI, there are no principal shareholders or control persons of that Class as of the date of this SAI.

Since the Highmore Sustainable All-Cap Equity Fund had not commenced operations prior to the date of this SAI, there are no principal shareholders or control persons of the Highmore Sustainable All-Cap Equity Fund as of the date of this SAI.

As of January 31, 2018, the Trustees and officers of the Trust as a group [did not own more than 1%] of the outstanding shares of any Class of the Funds.

THE FUNDS’ INVESTMENT ADVISOR, SUB-ADVISORS AND TRADING SUB-ADVISOR

As stated in the Prospectus, pursuant to an investment advisory agreement (the “Advisory Agreement”), Highmore Group Advisors, LLC (the “Advisor”) is responsible for providing management oversight, investment advisory services selecting additional sub-advisors, and allocating assets to each Sub-Advisor, as well as compliance, sales, marketing, and operations services to the Funds.  Highmore Group Holdings LP may be deemed to control the Advisor by virtue of its ownership interest in the Advisor.  Brian M. Altenburg and Dipak P. Jogia are control persons of Highmore Group Holdings LP.

On June 20, 2017, the SEC granted an exemptive order that allows the Advisor to hire new Sub-Advisor(s) or terminate a Sub-Advisor(s) and reallocate a Fund’s assets among other Sub-Advisors without shareholder approval. The Advisor, subject to the approval of the Board, is also able to enter into new or materially modify an existing sub-advisory agreement with any such Sub-Advisor(s) without shareholder approval.

For its services, the Highmore Managed Volatility Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 1.80% of its average daily net assets, and the Highmore Sustainable All-Cap Equity Fund will pay the Advisor a monthly management fee that is calculated at the annual rate of 1.25% of its average daily net assets.

For the fiscal period ended October 31, 2017, the Highmore Managed Volatility Fund paid the following management fees to the Advisor:

Fiscal Year End	Investment Advisory Fees Accrued	Fund Expenses Waived or Reimbursed by Advisor	Net Fees Paid to Advisor*
2017	$[ ]	$[ ]	$[ ]

* A negative amount indicates advisory fees waived or expenses reimbursed in excess of the amount accrued. The Adviser may be able to recoup certain of these fees, subject to the terms of the Expense Cap, discussed above.
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Because the Highmore Sustainable All-Cap Equity Fund commenced operations on or about the date of this SAI, the Fund neither paid nor accrued any management fees during the last three fiscal years.

As of the date of this SAI the following are the Sub-Advisors and Trading Sub-Advisors for the Funds:

Highmore Managed Volatility Fund

Sub-Advisors	Address
FT AlphaParity, LLC	One International Place, 25th Floor, Boston, MA 02110
Carmika Partners, LLP	24 Rochester Mews, London, United Kingdom NW1 9JB
Rosen Capital Advisors, LLC	11835 W. Olympic Blvd., Suite 625E, Los Angeles, CA 90064

Trading Sub-Advisor	Address
Centurion Investment Management LLC	200 South Executive Drive, Brookfield, WI 53005

Highmore Sustainable All-Cap Equity Fund

Sub-Advisor	Address
SFE Investment Counsel Inc.	801 S. Figueroa Street, Suite 2100, Los Angeles, CA 90017

Centurion Investment Management, LLC; Rosen Capital Advisors, LLC; and FT AlphaParity, LLC are registered with the Commodities Futures Trading Commission as commodity trading advisors. The Sub-Advisors and Trading Sub-Advisor separately manage portions of a Fund’s assets using the sub-strategies described in the Prospectus. The Advisor is responsible for allocating each Fund’s assets among one or more of the Sub-Advisors and Trading Sub-Advisor and may also manage a portion of the Funds’ assets directly.  FT AlphaParity, LLC is a wholly-owned subsidiary of Franklin Templeton Institutional, LLC which, by virtue of its ownership, is controlled by Franklin Resources, Inc.  Manjeet S. Mudan and Martin Vestergaard are considered to be control persons of Carmika Partners, LLP by virtue of their individual ownership of at least 25% of the firm.  John K. Rosen is considered to be a control person of Rosen Capital Advisors, LLC by virtue of his ownership of over 25% of the firm. Stefan Behling and Umran Zia are each considered to be a control person of Centurion Investment Management LLC by virtue of their individual ownership of at least 25% of the firm. Jon Kmett, Teri McCasland, Charles Bohlen, David Thomsen, and James Moylan are each considered to be a control person of SFE Investment Counsel Inc. by virtue of their positions with the firm.

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For the sub-advisory services provided by the Sub-Advisors and Trading Sub-Advisor, on a quarterly basis, the Advisor will pay each Sub-Advisor or Trading Sub-Advisor on a pro-rated basis, an annual fee of the net assets of the relevant Fund allocated to that Sub-Advisor or Trading Sub-Advisor by the Advisor, which the Advisor will pay out of the advisory fee paid to the Advisor pursuant to the Advisory Agreement.  In determining the compensation structure for Sub-Advisors and Trading Sub-Advisor, the Advisor employs the following general criteria: (i) the type of asset class managed by the Sub-Advisor or Trading Sub-Advisor; (ii) the current market rate; (iii) the Sub-Advisor’s or Trading Sub-Advisor’s standard compensation rate for similar programs; and (iv) the anticipated asset flow for the Fund.  The Fund is not responsible for the payment of the sub-advisory fees.

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice to the Advisor when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In addition, Highmore has contractually agreed to reduce the management fee and/or absorb expenses of the Funds until at least February 28, 2019, to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding front end or contingent deferred sales loads, Rule 12b-1 fees, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) will not exceed 2.25% of the daily average net assets of each of the share classes for the Highmore Managed Volatility Fund, and 1.70% of the daily average net assets of each of the share classes for the Highmore Sustainable All-Cap Equity Fund, subject to possible recoupment from the Funds for three fiscal years from the date they were waived or paid, provided that the relevant Fund is able to make the recoupment without exceeding the lesser of the Expense Cap (i) in effect at the time of the waiver or reimbursement, or (ii) in effect at the time of recoupment.  Recoupment amounts may also include organizational expenses incurred prior to the commencement of operations subject to recoupment within three fiscal years of the date of such reimbursement.
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Portfolio Managers

The following table provides information regarding other accounts managed by each of the co-portfolio managers of the Funds.

Other Accounts

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager Name	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)
Highmore Group Advisors, LLC (Highmore Managed Volatility Fund)
Dipak P. Jogia	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Brian M. Altenburg, Ph.D.	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Joseph Julian, Ph.D.	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

FT AlphaParity, LLC (Highmore Managed Volatility Fund)
Shlomo (Steve) Gross	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Joshua Smith	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Edward McGraw	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Carmika Partners, LLP (Highmore Managed Volatility Fund)
Martin Vestergaard	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Manjeet Mundan, Ph.D.	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Rosen Capital Advisors, LLC (Highmore Managed Volatility Fund)
Kyle Rosen	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

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	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager Name	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)
Centurion Investment Management, LLC (Highmore Managed Volatility Fund)
Stefan Behling	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
SFE Investment Counsel, Inc. (Highmore Sustainable All-Cap Equity Fund)
Charles Bohlen	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
James Moylan	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

Other Accounts Subject to a Performance Fee

	Other Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager Name	Total Number of Accounts Managed	Total Assets in Accounts (in millions)	Total Number of Accounts Managed	Total Assets in Accounts (in millions)	Total Number of Accounts Managed	Total Assets in Accounts (in millions)
Highmore Group Advisors, LLC (Highmore Managed Volatility Fund)
Dipak P. Jogia	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Brian M. Altenburg, Ph.D.	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Joseph Julian, Ph.D.	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
FT AlphaParity, LLC (Highmore Managed Volatility Fund)
Shlomo (Steve) Gross	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Joshua Smith	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Edward McGraw	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

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	Other Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager Name	Total Number of Accounts Managed	Total Assets in Accounts (in millions)	Total Number of Accounts Managed	Total Assets in Accounts (in millions)	Total Number of Accounts Managed	Total Assets in Accounts (in millions)
Carmika Partners, LLP (Highmore Managed Volatility Fund)
Martin Vestergaard	[ ]	$[ ]	[ ]	$[ ]	[ ]
Manjeet Mundan, Ph.D.	[ ]	$[ ]	[ ]	$[ ]	[ ]
Rosen Capital Advisors, LLC (Highmore Managed Volatility Fund)
Kyle Rosen	[ ]	$[ ]	[ ]	$[ ]	[ ]
Centurion Investment Management, LLC (Highmore Managed Volatility Fund)
Stefan Behling	[ ]	$[ ]	[ ]	$[ ]	[ ]
SFE Investment Counsel, Inc. (Highmore Sustainable All-Cap Equity Fund)
Charles Bohlen	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
James Moylan	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

Compensation

The Funds do not directly compensate any personnel of the Advisor, Sub-Advisors, or Trading Sub-Advisor including members of the portfolio management team. Each portfolio manager disclosed above receives a base salary from the Advisor, as well as a discretionary bonus. Bonuses are determined based on the individual portfolio manager’s overall contributions to the Advisor firm, rather than the performance of an individual account managed, including the Funds.

Conflicts of Interest

The Advisor and each Sub-Advisor and Trading Sub-Advisor seek to treat all clients (including the Funds and separately managed accounts) fairly and equitably and has adopted policies and procedures designed to ensure that no client is disadvantaged over another where both clients have the ability to invest in similar securities. Special attention is paid to situations where the activities of the Funds may conflict with the activities of other advisory clients so that the Funds are not disadvantaged. There is no guarantee, however, that the policies and procedures adopted will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

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Although clients of the Advisor and/or each Sub-Advisor and Trading Sub-Advisor have accounts managed with the same overall investment philosophy, different clients of the Advisor and/or each Sub-Advisor and Trading Sub-Advisor have different objectives, strategies, or restrictions on their permitted activities, whether by statute, contract, or instruction of the client. Taking into account total asset size and investment restrictions, the Funds and the Advisor’s, Sub-Advisors’, or Trading Sub-Advisor’s separately managed accounts may own different securities and performance may materially differ.

Specifically, the separately managed accounts are typically permitted to invest without regard to liquidity, have provisions restricting liquidity on behalf of investors, and may pursue strategies not available to or otherwise limited by the Funds or other clients.

Furthermore, separately managed accounts may be more concentrated in specific securities (and therefore generate higher or lower returns) than the accounts of the Funds, where concentrations are limited by the 1940 Act or other statutes.

Other potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. Currently, none of the funds managed by the portfolio managers charge a performance fee and management fee levels vary minimally among the funds.

As of the fiscal period ended October 31, 2017, the co-portfolio managers did not beneficially own any shares of the Highmore Managed Volatility Fund.  [As of the date of this SAI, the co-portfolio managers did not beneficially own any shares] of the Highmore Sustainable All-Cap Equity Fund as it had not commenced operations prior to the date of this SAI.

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SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Fund’s shares.

Pursuant to the Administration Agreement, as compensation for its services, USBFS receives from the Fund, a fee based on the Fund’s current average daily net assets, subject to a minimum annual fee.  USBFS also is entitled to certain out-of-pocket expenses. USBFS also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

For services rendered to the Highmore Managed Volatility Fund, USBFS received $[                 ] in administration fees during the fiscal period ended October 31, 2017. As of the date of this SAI, the Highmore Sustainable All-Cap Equity Fund had not yet commenced operations, and as such there were no services rendered by USBFS for the Fund during the fiscal period ended October 31, 2017.

Custodian

U.S. Bank National Association is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust. For its services, the Custodian receives a monthly fee based on a percentage of the Fund’s assets, in addition to certain transaction based fees, and is reimbursed for out of pocket expenses.. The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. USBFS, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Independent Registered Public Accounting Firm and Legal Counsel

[ ], located at [ ], is the independent registered public accounting firm for the Fund and will perform an annual audit of the Fund’s financial statements and advise the Fund as to certain accounting matters.

Goodwin Procter LLP, 901 New York Avenue, NW Washington, DC 20001, serves as legal counsel to the Trust.

EXECUTION OF PORTFOLIO TRANSACTIONS

The Advisor is authorized to determine the broker or dealer to be used for each securities transaction for the Funds.  The Funds will not use an affiliated broker-dealer to execute trades on their behalf. In selecting brokers or dealers to execute transactions, the Advisor need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost.

The Advisor may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  In selecting brokers to be used in portfolio transactions, the general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  When investing in underlying investment companies, the Advisor will seek to invest the Fund’s assets in institutional class shares, when available.  With respect to the underlying investment companies, the advisers for such investment companies generally have similar policies and procedures to the Advisor’s with respect to the selection of broker-dealers for execution transactions for such underlying investment companies.

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Under Section 28(e) of the Securities Exchange Act of 1934, as well as both the Investment Advisory Agreement and Sub-Advisory Agreement, the Advisor are authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor and Sub-Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor and Sub-Advisor to determine and track investment results; and trading systems that allow the Advisor and Sub-Advisor to interface electronically with brokerage firms, custodians, and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Advisor and Sub-Advisor may also be used for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Advisor and Sub-Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make the views and information of individuals and research staffs of other securities firms available to the Advisor and Sub-Advisor for their analysis and consideration.  These services may be useful to the Advisor and Sub-Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor and Sub-Advisor in connection with the Fund.  Although such information may be a useful supplement to the Sub-Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor and Sub-Advisor in the performance of its services under the Investment Advisory Agreement and Sub-Advisory Agreement and will not reduce the management fees payable to the Sub-Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

Normally, any fixed income portfolio transactions will be principal transactions executed in over the counter markets and will be executed on a “net” basis, which may include a dealer mark up.  With respect to securities traded only in the over the counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

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The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor and Sub-Advisor, in its sole discretion, believe such practice to be otherwise in the Fund’s interest.

Aggregated Trades. While investment decisions for the Fund are made independently of the Advisor’s other client accounts, the other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

The Highmore Managed Volatility Fund [has not paid] brokerage commissions during the fiscal year ended October 31, 2017. As of the date of this SAI, the Highmore Sustainable All-Cap Equity Fund had not yet commenced operations, and as such paid no brokerage commissions.

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the relevant Fund and to the net assets of that Fund upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations. The Declaration of Trust further provides that Trustees shall have no power to bind any shareholder personally for the payment of any sum of money other than such as the shareholder may personally agree to pay.

DETERMINATION OF SHARE PRICE

The net asset value of shares of each Fund will be determined once daily ordinarily as of the scheduled close of public trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern Time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Funds do not expect to determine the net asset value of shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

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In valuing the Funds’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked prices on such day. Securities primarily traded in the Nasdaq National Market System (“NASDAQ”) for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Readily marketable securities traded only in the over-the market and not on NASDAQ are valued at the most recent trade price. All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Trading in foreign securities markets is normally completed well before the close of the NYSE. In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which a Fund’s net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Board deems that the particular event would affect net asset value, in which case an adjustment will be made in such manner as the Board in good faith deems appropriate to determine fair market value. Assets or liabilities expressed in foreign currencies are translated, in determining net asset value, into U.S. dollars based on the spot exchange rates, or at such other rates as the Advisor, pursuant to fair value procedures adopted by the Board, may determine to be appropriate.

Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ fair value procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ fair value procedures are designed to value a security at the price the Funds may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectuses regarding the purchase and redemption of the Funds’ shares.

How to Buy Shares

In addition to purchasing shares directly from the Funds, you may purchase shares through certain financial intermediaries and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediaries directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the relevant Fund’s NAV, plus any applicable sales charge, next computed after it is received by the Financial Intermediaries. Investors should check with their Financial Intermediaries to determine if it participates in these arrangements.

The public offering price of the Funds’ shares is the NAV, plus any applicable sales charge. Shares are purchased at the public offering price next determined after the transfer agent receives your order in proper form, as discussed in the Funds’ Prospectus. In order to receive that day’s public offering price, the transfer agent must receive your order in proper form before the close of regular trading on the NYSE, generally, 4:00 p.m., Eastern Time.

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The Trust reserves the right in its sole discretion (i) to suspend the continued offering of each Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

In addition to cash purchases, the Funds’ shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy the Funds’ shares must be readily marketable; their acquisition consistent with the relevant Fund’s objective and otherwise acceptable to the Advisor and the Board.

Automatic Investment Plan

The Funds provide an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of a Fund on a regular basis. All record keeping and custodial costs of the AIP are paid by the Funds. The market value of the Funds’ shares is subject to fluctuation. Prior to participating in the AIP the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Funds redeemed directly from a Fund will be made as promptly as possible, but no later than seven days after receipt by the Funds’ transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders. Under unusual circumstances, one or more of the Funds may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Funds’ portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Funds or their authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Funds and their agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

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The transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the transfer agent fails to employ reasonable procedures, the Funds and the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, that to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the transfer agent.

Redemptions In-Kind

The Trust has filed an election under Rule 18f-1 of the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (1) $250,000 or (2) 1% of a Fund’s assets). The Funds have reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Each Fund may hold up to 15% of its net assets in illiquid securities (plus any borrowings for investment purposes). In the unlikely event a Fund were to elect to make an in-kind redemption, that Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. Because the Funds may hold illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or that Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that they would ever selectively distribute a greater-than-pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends of net investment income and distributions of net capital gains from the sale of securities are generally made annually, as described in the Prospectuses. Also, the Funds typically distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also typically be distributed by December 31 of each year.

All distributions generally reduce the NAV of the Funds’ shares by the amount of the distribution. If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Funds will issue to each shareholder a statement of the federal income tax status of all distributions that relate to the previous year. You are responsible for the payment of taxes with respect to your investment in the Funds.
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Tax Information

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Funds have elected to qualify and intend to continue to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided they comply with all applicable requirements regarding the source of their income, diversification of their assets and timing and amount of distributions. The Funds’ policy is to distribute to their shareholders all of their investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements applicable to regulated investment companies under the Code, so that the Funds will not  be subject to any federal income or excise taxes. However, the Funds can give no assurances that their distributions will be sufficient to eliminate all taxes. The Funds are not required to consider tax consequences in making or disposing of investments. In order to avoid the non-deductible excise tax, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on November 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. If the Funds fail to qualify as a regulated investment company under Subchapter M, they will be taxed as a regular corporation.

In order to qualify as a regulated investment company, each Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. The Funds must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of that Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Funds must also distribute each taxable year sufficient dividends to their shareholders to claim a dividends paid deduction equal to at least the sum of 90% of each Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of each Fund’s net tax-exempt interest, if any.

The Funds’ ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Funds.

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Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by the Funds may be qualified dividends currently eligible for federal income taxation at long-term capital gain rates to the extent the Funds report the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Funds report the amount distributed as a qualifying dividend and certain holding period requirements are met. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the relevant Fund for its taxable year. In view of the Funds’ investment policy, it is expected that dividends from domestic corporations will be part of the Funds’ gross income and that, accordingly, part of the distributions by the Funds may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders under federal tax law. However, the portion of the Funds’ gross income attributable to qualifying dividends is largely dependent on the Funds’ investment activities for a particular year and therefore cannot be predicted with any certainty. Qualified dividend treatment may be eliminated if a Fund’s shares held by an individual investor are held for less than 61 days, and the corporate dividends-received deduction may be eliminated if a Fund’s shares held by a corporate investor are treated as debt-financed or are held for less than 46 days. Distributions will be taxable to you even if the share price of the relevant Fund has declined.

The sale or exchange of the Funds’ shares is a taxable transaction for federal income tax purposes. You will generally recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your adjusted tax basis in the relevant Fund’s shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund’s shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with regard to these shares.

The Funds may be subject to foreign taxes and withholding on dividends and interest earned with respect to securities of foreign corporations. Based on the principal investment strategies of the Funds, it is not expected that the Funds will be eligible to pass through to shareholders any credits or deductions with respect to such foreign taxes.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of a Fund’s shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of the Funds’ shares may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law or if the IRS notifies the Funds that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

In addition, A U.S. person that is an individual is subject to a 3.8% tax on the lesser of (1) the U.S. person’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. person’s modified gross income for the taxable year over a certain threshold (which currently is between $125,000 and $250,000, depending on the individual’s circumstances). Estates and trusts that do not fall into a special class of trusts that is exempt from such tax are subject to the same 3.8% tax on the lesser of their undistributed net investment income and the excess of their adjusted gross income over a certain threshold. Net investment income generally includes dividends on our stock and gain from the sale of the Funds’ stock. A prospective investor that is a U.S. individual, estate or trust is urged to consult a tax advisor regarding the applicability of this tax.

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Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

The Foreign Account Tax Compliance Act (“FATCA”)

As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Funds are required to impose a 30% withholding tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid, and will be required to impose a 30% withholding tax on proceeds from the sale or other disposition of property producing U.S. sourced income paid effective January 1, 2019 to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs, other than FFIs subject to special treatment under certain intergovernmental agreements, will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS. The Funds may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Funds to comply with the FATCA rules. If the Funds are required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The Internal Revenue Service could assert a position contrary to those stated here. The discussion also represents only a general summary of federal tax law and practice currently applicable to the Funds and certain shareholders therein.  The consequences of an investment in shares of the Funds under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax adviser to determine the application of the tax law and practice in his or her own particular circumstances. Goodwin Procter LLP is not delivering the Funds a tax opinion with respect to any matter and no rulings are being sought from the Internal Revenue Service.

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The advice herein was prepared for the Funds. Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax adviser.

THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Funds and Quasar (the “Distribution Agreement”), Quasar acts as the Funds’ principal underwriter and distributor and provides certain administrative services and promotes and arranges for the sale of the Funds’ shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

The Distribution Agreement between the Funds and Quasar will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of one or more of the Funds on a 60-day written notice when authorized either by a majority vote of each Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar upon a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund pays the Distributor an amount which is accrued daily and paid quarterly, at an annual rate of up to 0.25% of the average daily net assets of the Advisor Class shares of each Fund. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Advisor Class shares of each Fund and the expenses it bears in the distribution of each Fund’s Advisor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ Advisor Class shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Advisor, in their capacities as the Funds’ principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

While there is no assurance that the expenditures of the Funds’ assets to finance distribution of Advisor class shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

Prior to the date of this SAI, the Plan had not yet been implemented.

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Shareholder Servicing Plan

In addition, pursuant to a Shareholder Service Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Funds, the Advisor is authorized to engage financial institutions, securities dealers and other industry professionals (“Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.10% of the average daily net asset value of each class of the Funds’ shares.

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Funds’ shares may be effected, and other matters pertaining to the Funds; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem the Funds’ shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem the Funds’ shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. The Advisor does not currently intend to make such payments, but reserves the right to initiate payments in the future without notice to shareholders. These payments may be divided into categories as follows:

Support Payments

Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and Financial Intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events

The Advisor also may pay cash or non-cash compensation to sales representatives of Financial Intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainments; and/or (3) sponsorship support for the Financial Intermediaries’ client seminars and cooperative advertising. In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of Financial Intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide such Financial Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

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As of the date of this SAI, the Advisor does not have agreements with any firms to pay such support payments. Future support payments may be structured in three ways:  (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) a flat fee.

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Financial statements are currently available for the Highmore Managed Volatility Fund, contained within the Fund’s annual report filed January [ ], 2018. Because the Highmore Sustainable All-Cap Equity Fund has not commenced operations as of the date of this SAI, there are no financial statements available for that Fund. Shareholders of the Highmore Sustainable All-Cap Equity Fund will be informed of the Fund’s progress through periodic reports when those reports become available.  Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.
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APPENDIX A

Carmika Partners, LLP

Proxy Voting Policy

SUMMARY
Since client accounts may hold stocks or other securities with voting rights, Carmika Partners LLP (“Carmika” or the “Firm”), clients often have the right to cast votes at the corporate issuers’ shareholder meetings. However, since shareholders often do not attend shareholder meetings, they have the right to cast their votes by “proxy.” In such cases, Carmika’s clients will either retain proxy voting authority or delegate it to Carmika.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to exercise such rights appropriately and in a timely manner.

POLICY
Carmika will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies or the client does not retain voting authority. The Chief Compliance Officer or a designated supervisor (“voting officer”) has been delegated the authority for monitoring corporate actions, obtaining voting decisions from portfolio managers in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The voting officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period. The Firm may utilize a third party service provider to assist in proxy voting matters.

In voting proxies, the Firm will vote strictly in accordance with the best interests of the client account and in light of the purposes for which each individual account was created. The Firm will generally support the management nominees of the issuer, because the existing management typically knows the individuals best to lead it. The review of long-term and short-term advantages will be weighed when making voting decisions.

Support will be given for proposals that support shareholder rights and increase management accountability to shareholders without sacrificing management’s flexibility. The Firm may vote against measures that put the shareholder’s rights at risk.

The Firm will generally vote for the following:

•	Increase in authorized stock (unless it appears excessive) and reduction of the par value of common stock.
•	Proposals to permit cumulative voting in the election of directors.
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•	Shareholder proposals asking that board audit, compensation and/or nominating committees are comprised exclusively of independent directors.
•	Proposals to repeal a classified board, and to elect all directors annually.
•	Shareholder proposals that remove restrictions on the right of shareholders to act independently of management and that seek additional disclosure of executive and director compensation information.

•
Anti-greenmail (an agreement between a raider and the issuer where the Firm agrees to purchase the raider’s shares at a premium and the raider agrees to discontinue takeover activities) measures that reduce the ability of shareholders to sell early making it more difficult for a bidder to gain control.

•	Shareholder proposals asking that a Firm submits its poison pill for shareholder ratification.
•
Asking that management allow large shareholders equal access to management’s proxy to discuss and evaluate management’s director nominees, and/or to nominate and discuss shareholder nominees to the board.

•
Ratification of independent auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the Firm and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the Firm’s financial position.

•
Expanded coverage on cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the Firm, and (ii) if only the legal expenses would be covered.

The Firm will generally vote against the following:

•	Dual class stock authorization, which results in unequal voting rights concentrating votes with insiders.
•	Management proposals to limit shareholders’ ability to nominate directors and/or give management the ability to alter the size of the board without shareholder approval.
•	Proposals to eliminate cumulative voting in the election of directors.
•	Proposals that state directors may be removed only for cause.
•	Shareholder proposals requiring directors to own a minimum amount of Firm stock in order to qualify as a director, or to remain on the board.
•
Management or shareholder proposals to allow the board of directors to consider the interests of “stakeholders” or “non-shareholder constituents,” unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

•	Proposals to limit the tenure of outside directors or to classify the board.
•	Management proposals allowing the board to consider stakeholders’ (outside constituencies’) interests when faced with a tender offer.
•	Management proposals to require a super-majority shareholders’ vote to approve mergers and other significant business combinations and/or amend any bylaw or charter provision.
•	Unfair price for shares submit by a bidder.
•	Proposals that include pension fund credits in earnings when calculating executive compensation.
•	Management proposals to restrict or prohibit shareholders’ ability to take action by written consent and/or call special meetings.
•	Attempts to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.
•	Indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, which are more serious violations of fiduciary obligation than mere carelessness.
•	Provisions have been adopted which are excess anti-takeover measures.
•	Adoptions have been made that represent “poison pill” measures which have not been ratified by the shareholders.
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•	Approvals of excessive compensation to top executives.
•	Nominations of persons who have been convicted of a felony or criminal offense.

The Firm will review social issue proposals and vote those proxies consistent with the investment objectives or guidelines of the client’s portfolio.

For those accounts for which the Firm is authorized to vote proxies, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason. In non-routine matters, the record will reflect the vote and the reasons for it. Each item to be voted on should be voted separately and individually, not voted in blank. The proxy must be dated and signed in the Firm’s name and the capacity in which it serves should be on the proxy, plus the voting officer’s name and title.

The voting officer is responsible for ensuring that the following proxy records are maintained for 6 (six) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;[1]
2.	Records of each vote cast by the Firm on behalf of a client;
3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;
4.	Records of all communications received and internal documents created that were material to the voting decision; and
5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.

If the Firm utilizes a third party service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast. The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

The voting officer will maintain a list of those companies which issue publicly traded securities and with which the Firm (or its affiliates) have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between the Firm and its clients. Examples of such a relationship include:

•	Companies affiliated with directors, or immediate family members of directors of the Firm or of affiliates of the Firm;
•	Companies affiliated with officers, or immediate family members of officers of the Firm or of affiliates of the Firm; and
•
Companies that maintain significant business relationships with the Firm or of affiliates of the Firm, or with which the Firm or an affiliate of the Firm is actively seeking a significant business relationship.

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In addition, any proxy vote that would result in increased compensation to the Firm or an affiliate due to increased or additional fees or other charges to be paid by the client as a result would also be considered a vote where the Firm has a conflict of interest. The voting officer will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. The voting officer will perform one the following duties as a result:

1.	Vote the proxy in accordance with the Firm’s proxy policies;
2.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;
3.	Employ an outside service provider to advise in the voting of the proxy;
4.	Employ an outside service provider to vote the proxy on behalf of the Firm and its clients; or
5.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The voting officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result.

1 The Firm will rely on proxy statements filed via EDGAR instead of maintaining its own copies of each proxy statement.
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APPENDIX B

PROXY VOTING POLICY

FT AlphaParity LLC

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

FT AlphaParity, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).
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HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. . As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

*          Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).
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Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.
The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer; [4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.
A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

2 The top 50 vendors will be considered to present a potential conflict of interest.

3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

5 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).
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Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton

U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.
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Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
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GENERAL PROXY VOTING GUIDELINES
The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations.

Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
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In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
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Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
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The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where:

(i)    a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
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In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
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The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.
The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.
The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.
In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.
The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.
After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.
The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.
With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

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9.
The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.
If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.
The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.
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15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.
The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.
The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
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The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.
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APPENDIX C

ROSEN CAPITAL ADVISORS, LLC

PROXY VOTING POLICIES AND
PROCEDURES
APRIL 2014

I.           POLICY

Rosen Capital Advisors, LLC (“RCA”) acts as a discretionary investment adviser for various clients, which may, from time to time, include clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”).  RCA’s authority to vote proxies or act with respect to other actions requiring shareholder votes is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including any “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other actions, RCA will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with policies and procedures set forth herein (these “Policies and Procedures”). Corporate actions that require shareholder votes may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, RCA’s utmost concern is that all decisions be made solely in the best interest of the client (and for any ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). RCA will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.          PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by RCA to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.        PROCEDURES

The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by RCA are voted in a timely manner and in a manner consistent with what RCA considers to be each client’s best interests.  In the future RCA may elect to utilize the services of a third-party proxy voting service (“Service”) to assist in the development of its proxy voting guidelines (see attached Exhibit A for RCA’s current proxy voting guidelines, “Guidelines”) and to track and vote proxies according to these Guidelines. At least annually, the Chief Compliance Officer, in consultation with the Managing Member, will review the Guidelines and revise them, if necessary, at that time.
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Although many proxy proposals can be voted in accordance with RCA’s Guidelines, we recognize that some proposals require special consideration and, as noted on its Guidelines, RCA will make a decision on a case-by-case basis in these situations. For all proxy proposals, the prime broker will forward ballot questions and related proxy statements and any solicitation materials in hard copy or electronic format to the Chief Compliance Officer. Where such a case- by-case determination is required, the Chief Compliance Officer will consult with any relevant Portfolio Manager to determine the appropriate action on the matter.

The Chief Compliance Officer generally oversees RCA’s proxy voting process by collecting the proxy voting materials from the prime broker and providing record keeping and reporting services. In the future, RCA may elect to utilize a Service to assist in the oversight process.

The Chief Compliance Officer is also responsible for ensuring that all corporate action notices or requests received by RCA that require shareholder action are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.	Conflicts of Interest

Where a proxy proposal raises a material conflict between RCA’s interests and a client’s interest, RCA will resolve such a conflict in the manner described below:

1.	Vote in Accordance with the Guidelines. To the extent that the matter to be voted on is covered specifically by the Guidelines, RCA will automatically vote proxies in accordance with the Guidelines.

2.
Obtain Consent of Clients. To the extent that RCA has discretion to make a case-by-case decision under the Guidelines with respect to the proposal in question and if obtaining client consent to the proposed vote would be practicable under the circumstances and timing of the proposed vote, RCA will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of RCA’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, RCA will abstain from voting the securities held by that client’s account.

3.
Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct RCA to forward all proxy matters in which RCA has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. In the absence of a client directive, RCA may elect to forward such matters to an independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, RCA will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not received in a timely manner, RCA will abstain from voting the securities held by that client’s account.

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When the proxy proposal has been forwarded by the prime broker to the Chief Compliance Officer, the Chief Compliance Officer will review the matter for conflicts of interest as part of the overall vote review process.

B.	Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where RCA has determined that it is in the client’s best interest, RCA will not vote proxies received.  The following are certain circumstances where RCA may limit its role in voting proxies:

1.
Client Maintains Proxy Voting Authority: Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, RCA will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client or specified third party. If any proxy material is received by RCA or the promptly, it will promptly be forwarded to the client or specified third party.

2.
Terminated Account: Once a client account has been terminated with RCA in accordance with its investment advisory agreement, RCA will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.
Limited Value: If RCA determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, RCA may abstain from voting a client’s proxies. RCA also will not vote proxies received for securities which are no longer held by the client’s account. Any such abstention and the reasons therefor will be documented in RCA’s records.

4.
Accommodation Security Positions. In certain instances, a client account may contain certain securities that RCA does not actively manage, but that are maintained in the account at the client’s request (designated as “Accommodation Positions”). With respect to such securities, RCA will vote in accordance with its Guidelines unless the position requires a case- by-case analysis, in which case RCA may abstain from voting. The client may also direct RCA to take an action with respect to a particular matter. Such direction must be in writing.

5.
Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where RCA determines that a proxy vote (or other shareholder action) is materially important to the client’s account, RCA may recall the security for purposes of voting.

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6.
Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, RCA may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal. Any such abstention and the reasons therefor will be documented in RCA’s records.

IV.          RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, RCA will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that RCA may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by RCA that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

RCA will describe in its Part 2 of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how RCA voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of RCA’s Policies and Procedures by written request addressed to RCA.
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Proxy Voting Guidelines - 2014

ROSEN CAPITAL ADVISORS, LLC

Elect Directors (1000)
1000-1	Always vote FOR uncontested director nominees.	X

Contested Election of Directors (1001)	CASE BY CASE

Ratify Selection of Auditors (1010)
1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X

Approve Name Change (1020)
1020-1	Always vote FOR a management proposal to change the company name.	X

Approve Other Business (1030)
1030-1	Always vote FOR a management proposal to approve other business.	X

Adjourn Meeting (1035)
1035-1	Always vote FOR a management proposal to adjourn the meeting.	X

Approve Technical Amendments (1040)
1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X

Approve Financial Statements (1050)
1050-1	Always vote FOR a management proposal to approve financial statements.	X

Increase Authorized Common Stock (1100)
1100-4	Vote AGAINST IF the dilution represents more than 100% of current authorized shares.	X

Decrease Authorized Common Stock (1101)
1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X

Amend Authorized Common Stock (1102)	CASE BY CASE

Approve Common Stock Issuance (1103)	CASE BY CASE
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Approve Issuance or Exercise of Stock Warrants (1104)	CASE BY CASE

Authorize Preferred Stock (1110)	CASE BY CASE

Increase Authorized Preferred Stock (1111)	CASE BY CASE

Decrease Authorized Preferred Stock (1112)	CASE BY CASE

Cancel Series of Preferred Stock (1113)	CASE BY CASE

Amend Authorized Preferred Stock (1114)	CASE BY CASE

Approve Issuance or Conversion of Preferred Stock (1115)	CASE BY CASE

Eliminate Preemptive Rights (1120)	CASE BY CASE

Restore Preemptive Rights (1121)	CASE BY CASE

Authorize Dual Class Stock (1130)	CASE BY CASE

Eliminate Dual Class Stock (1131)	CASE BY CASE

Amend Dual Class Stock (1132)	CASE BY CASE

Increase Authorized Dual Class Stock (1133)	CASE BY CASE

Approve Share Repurchase (1140)
1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X

Approve Stock Split (1150)
1150-1	Always vote FOR a management proposal to approve a stock split.	X

Approve Reverse Stock Split (1151)
1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X

Approve Merger/Acquisition (1200)	CASE BY CASE

Approve Recapitalization (1209)
1209-1	Always vote FOR a management proposal to approve recapitalization.	X
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Approve Restructuring (1210)
1210-1	Always vote FOR a management proposal to restructure the company.	X

Approve Bankruptcy Restructuring (1211)	CASE BY CASE

Approve Liquidation (1212)
1212-1	Always vote FOR a management proposal to approve liquidation.	X

Approve Reincorporation (1220)	CASE BY CASE

Approve Leveraged Buyout (1230)	CASE BY CASE

Approve Spin-off (1240)	CASE BY CASE

Approve Sale of Assets (1250)	CASE BY CASE
Eliminate Cumulative Voting (1300)
1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.	X

Adopt Cumulative Voting (1301)
1301-1	Always vote FOR a management proposal to adopt cumulative voting.	X

Adopt Director Liability Provision (1310)
1310-2	Always vote AGAINST a management proposal to limit the liability of directors.	X

Amend Director Liability Provision (1311)	CASE BY CASE

Adopt Indemnification Provision (1320)	CASE BY CASE

Amend Indemnification Provision (1321)	CASE BY CASE

Approve Board Size (1332)	CASE BY CASE

No Shareholder Approval to Fill Vacancy (1340)
1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X
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Give Board Authority to Set Board Size (1341)
1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X

Removal of Directors (1342)
1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.	X

Approve Non-Technical Charter Amendments (1350)	CASE BY CASE

Approve Non-Technical Bylaw Amendments (1351)	CASE BY CASE

Approve Classified Board (1400)
1400-2	Always vote AGAINST a management proposal to adopt a classified board.	X

Amend Classified Board (1401)	CASE BY CASE

Repeal Classified Board (1402)
1402-1	Always vote FOR a management proposal to repeal a classified board.	X

Adopt Poison Pill (1410)
1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X

Redeem Poison Pill (1411)
1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).	X

Eliminate Special Meeting (1420)
1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)
1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X

Restore Special Meeting (1422)
1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X
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Eliminate Written Consent (1430)
1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)
1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.	X

Restore Written Consent (1432)
1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X

Adopt Supermajority Requirement (1440)
1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.	X

Amend Supermajority Requirement (1443)
1443-2	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.	X

Eliminate Supermajority Requirement (1444)
1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X

Adopt Supermajority Lock-in (1445)
1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock- ins) to change certain bylaw or charter provisions.	X

Amend Supermajority Lock-in (1446)	CASE BY CASE

Eliminate Supermajority Lock-in (1447)
1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock- ins) to change certain bylaw or charter provisions.	X

Consider Non-Financial Effects of Merger (1450)	CASE BY CASE

Adopt Fair Price Provision (1460)
1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X
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Amend Fair Price Provision (1461)
1461-1	Always vote FOR a management proposal to amend a fair price provision.	X

Repeal Fair Price Provision (1462)	CASE BY CASE

Adopt Anti-Greenmail Provision (1470)
1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X

Adopt Advance Notice Requirement (1480)
1480-1	Always vote FOR a management proposal to adopt advance notice requirements.	X

Opt Out of State Takeover Law (1490)	CASE BY CASE

Opt Into State Takeover Law (1491)	CASE BY CASE

Adopt Stock Option Plan (1500)	CASE BY CASE

Amend Stock Option Plan (1501)	CASE BY CASE

Add Shares to Stock Option Plan (1502)	CASE BY CASE

Limit Annual Awards (1503)	CASE BY CASE

Extend Term of Stock Option Plan (1505)	CASE BY CASE

Adopt Director Stock Option Plan (1510)	CASE BY CASE

Amend Director Stock Option Plan (1511)	CASE BY CASE

Add Shares to Director Stock Option Plan (1512)	CASE BY CASE

Adopt Employee Stock Purchase Plan (1520)	CASE BY CASE

Amend Employee Stock Purchase Plan (1521)	CASE BY CASE

Add Shares to Employee Stock Purchase Plan (1522)	CASE BY CASE

Adopt Stock Award Plan (1530)	CASE BY CASE

Amend Stock Award Plan (1531)	CASE BY CASE

Add Shares to Stock Award Plan (1532)	CASE BY CASE

Adopt Director Stock Award Plan (1540)	CASE BY CASE
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Amend Director Stock Award Plan (1541)	CASE BY CASE

Add Shares to Director Stock Award Plan (1542)	CASE BY CASE

Approve Annual Bonus Plan (1560)	CASE BY CASE

Approve Savings Plan (1561)
1561-1	Always vote FOR a management proposal to adopt a savings plan.	X

Approve Option/Stock Awards (1562)	CASE BY CASE

Adopt Deferred Compensation Plan (1563)
1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.	X

Approve Long-Term Bonus Plan (1564)
1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.	X

Approve Employment Agreements (1565)
1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.	X

Amend Deferred Compensation Plan (1566)	CASE BY CASE

Exchange Underwater Options (1570)
1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	X

Amend Annual Bonus Plan (1581)	CASE BY CASE

Reapprove Option/Bonus Plan for OBRA (1582)
1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.	X

Amend Long-Term Bonus Plan (1586)	CASE BY CASE
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SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)
2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X

SP-Auditors Must Attend Annual Meeting (2001)
2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.	X

SP-Limit Consulting by Auditors (2002)
2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X

SP-Rotate Auditors (2003)	CASE BY CASE

SP-Restore Preemptive Rights (2010)	CASE BY CASE

SP-Study Sale or Spin-Off (2030)	CASE BY CASE

SP-Adopt Confidential Voting (2100)
2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X

SP-Counting Shareholder Votes (2101)	CASE BY CASE

SP-No Discretionary Voting (2102)	CASE BY CASE

SP-Equal Access to the Proxy (2110)
2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X

SP-Improve Meeting Reports (2120)	CASE BY CASE

SP-Change Annual Meeting Location (2130)	CASE BY CASE

SP-Change Annual Meeting Date (2131)	CASE BY CASE

SP-Board Inclusiveness (2201)
2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.	X

SP-Increase Board Independence (2202)	CASE BY CASE

SP-Director Tenure/Retirement Age (2203)	CASE BY CASE

SP-Minimum Stock Ownership by Directors (2204)
2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X
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SP-Allow Union/Employee Representatives on the Board (2205)
2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)	CASE BY CASE

SP-Increase Nominating Committee Independence (2210)	CASE BY CASE

SP-Create Nominating Committee (2211)	CASE BY CASE

SP-Create Shareholder Committee (2212)	CASE BY CASE

SP-Independent Board Chairman (2214)
2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X

SP-Lead Director (2215)
2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.	X

SP-Adopt Cumulative Voting (2220)
2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X

SP-Require Nominee Statement in Proxy (2230)
2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)
2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)
2240-1
Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.
X

SP-Repeal Classified Board (2300)
2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X

SP-Redeem or Vote on Poison Pill (2310)	CASE BY CASE
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SP-Eliminate Supermajority Provision (2320)
2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.	X

SP-Reduce Supermajority Provision (2321)
2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X

SP-Repeal Fair Price Provision (2324)	CASE BY CASE

SP-Restore Right to Call a Special Meeting (2325)
2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X

SP-Restore Right to Act by Written Consent (2326)
2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X

SP-Prohibit Targeted Share Placement (2330)	CASE BY CASE

SP-Opt Out of State Takeover Statute (2341)	CASE BY CASE

SP-Re-Incorporation (2342)
2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.	X

SP-Adopt Anti-Greenmail Provision (2350)
2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X

SP-Restrict Executive Compensation (2400)
2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.	X

SP-Disclose Executive Compensation (2401)	CASE BY CASE

SP-Restrict Director Compensation (2402)
2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.	X

SP-Cap Executive Pay (2403)
2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.	X

SP-Pay Directors in Stock (2405)	CASE BY CASE

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SP-Approve Executive Compensation (2406)
2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.	X

SP-Restrict Director Pensions (2407)	CASE BY CASE

SP-Review/Report on/Link Executive Pay to Social Criteria (2408)
2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.	X

SP-No Repricing of Underwater Options (2409)	CASE BY CASE

SP-Golden Parachutes (2414)
2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X

SP-Award Performance-Based Stock Options (2415)	CASE BY CASE

SP-Expense Stock Options (2416)
2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X

SP-Pension Fund Surplus (2417)
2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.	X

SP-Create Compensation Committee (2420)	CASE BY CASE

SP-Hire Independent Compensation Consultant (2421)	CASE BY CASE

SP-Increase Compensation Committee Independence (2422)	CASE BY CASE

SP-Increase Audit Committee Independence (2500)	CASE BY CASE

SP-Increase Key Committee Independence (2501)	CASE BY CASE
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1.	SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)
3000-3	Vote AGAINST IF the company does not operate in countries of concern.	X

SP-Review Operations’ Impact on Local Groups (3005)
3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.	X

SP-Burma-Limit or End Operations (3030)
3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.	X

SP-Burma-Review Operations (3031)
3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.	X

SP-China-No Use of Forced Labor (3040)	CASE BY CASE

SP-China-Adopt Code of Conduct (3041)	CASE BY CASE

SP-Review Military Contracting Criteria (3100)
3100-2
Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.
X

SP-Review Economic Conversion (3110)
3110-2
Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
X

SP-Review Space Weapons (3120)
3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.	X

SP-Review Foreign Military Sales (3130)
3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.	X

SP-Limit or End Nuclear Weapons Production (3150)
3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.	X

SP-Review Nuclear Weapons Production (3151)
3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.	X
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SP-Review Charitable Giving Policy (3210)
3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder- designated contribution programs.	X

SP-Limit or End Charitable Giving (3215)
3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.	X

SP-Review Political Spending (3220)	CASE BY CASE

SP-Limit or End Political Spending (3221)	CASE BY CASE

SP-Disclose Prior Government Service (3222)
3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.	X

SP-Affirm Political Nonpartisanship (3224)	CASE BY CASE

SP-Review Tobacco Marketing (3300)
3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.	X

SP-Sever Links with Tobacco Industry (3307)

3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.	X

SP-Review or Reduce Tobacco Harm to Health (3308)	CASE BY CASE

SP-Review or Promote Animal Welfare (3320)
3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.	X

SP-Review Drug Pricing or Distribution (3340)
3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.	X

SP-Oppose Embryo/Fetal Destruction (3350)
3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.	X

SP-Review Nuclear Facility/Waste (3400)
3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.	X

SP-Review Energy Efficiency & Renewables (3410)
3410-3	Vote AGAINST IF the proposal asks for more than a report.	X
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SP-Endorse Ceres Principles (3420)	CASE BY CASE

SP-Control Generation of Pollutants (3422)	CASE BY CASE

SP-Report on Environmental Impact or Plans (3423)	CASE BY CASE

SP-Report or Take Action on Climate Change (3425)	CASE BY CASE

SP-Review or Curb Bioengineering (3430)
3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.	X

SP-Preserve/Report on Natural Habitat (3440)
3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Developing Country Debt (3500)
3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.	X

SP-Review Social Impact of Financial Ventures (3503)
3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socio-economic impacts of its credit decisions.	X

SP-Review Fair Lending Policy (3520)	CASE BY CASE

SP-Review Plant Closings (3600)
3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.	X

SP-Report on EEO (3610)
3610-2
Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.
X

SP-Drop Sexual Orientation from EEO Policy (3614)	CASE BY CASE

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)	CASE BY CASE

SP-Review Mexican Work Force Conditions (3621)	CASE BY CASE

SP-Adopt Standards for Mexican Operation (3622)	CASE BY CASE

SP-Review or Implement MacBride Principles (3630)	CASE BY CASE

SP-Urge MacBride on Contractor/Franchisee (3632)	CASE BY CASE

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  SP-Review Global Labor Practices (3680)
3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.	X
3680-4	Vote AGAINST IF the resolution asks for more than a report.	X

SP-Monitor/Adopt ILO Conventions (3681)	CASE BY CASE

  SP-Report on Sustainability (3700)
3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.	X
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APPENDIX D

SFE Investment Counsel Inc.

Policy

15. Proxy Voting

Reference:		Who:	Chief Compliance Officer/
Designated Personnel
When: As Needed
SEC Rule 206(4)-6	What:	Voting of Proxies
		How:	Voting Service

Background

An investment advisor has a duty of care and loyalty to its Clients and Investors with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients and Investors. SFE will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

This policy defines procedures for voting securities in each portfolio in our Third Party Separate Account Manager Program (SAM Program), for the benefit of and in the best interest of the Client. The objective of voting a security in each case under this policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This policy does not prescribe voting requirements or specific voting considerations. Instead, this policy provides procedures for assembling voting information and applying the informed expertise and judgment of SFE’s team members on a timely basis in pursuit of the above stated voting objectives.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. At any time, SFE may abstain from voting. Some issues presented for a vote of security holders are not relevant to this policy’s voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, SFE may abstain from voting or decline a vote in those cases where there is no relationship between the issue and the enhancement or preservation of an investment’s value.
It is also important to the pursuit of the policy’s voting objective that SFE be able to substitute its judgment in any specific situation for a presumption in this policy where strict adherence to the presumption could reasonably be expected by SFE, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by SFE on the issue), to be inconsistent with the objective of this policy.

Accordingly, SFE understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a Client or this policy. It is the general policy of SFE, for itself and Client the Portfolios, not to join any insurgent or voting committee or similar group, unless we believe it is appropriate and effective to do so based on our opinion of desired action to support long term creation of value on behalf of our Clients. In such instance, the Manager may approve participation in any such committee or group.
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Policy

SFE shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:
(a)          Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by SFE and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;
(b)          Providing to appropriate portfolio managers any specific voting instructions from Clients;
(c)          Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions;
(d)          Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by SFE);
(e)          Accumulating Voting Results as set forth in this policy and properly archiving for SFE books and records requirements;
(f)           And participating in the annual review of policy function as set forth in this policy.

The Proxy Voting Coordinator may, with the SFE’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by SFE. Any portion or all of any one or more of these functions may be performed by service providers engaged by the SFE.

Assembling Voting Information
The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. SFE may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the individuals assigned by the SFE to evaluate proxy voting issues. SFE will typically vote according to board recommendation unless deemed not in the Clients’ best interest.

The Proxy Voting Coordinator is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the portfolio in accordance with this policy. The Proxy Voting Coordinator may delegate voting responsibilities to one or more other portfolio managers or other individuals. The Proxy Voting Coordinator is authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by SFE.

Accumulating Voting Results
The Proxy Voting Coordinator is responsible for retaining the following information:

As to each matter relating to a portfolio security held by the portfolio, considered at any shareholder meeting, and with respect to which the portfolio was entitled to vote:
(a)          The name of the issuer of the portfolio security;
(b)          The exchange ticker symbol of the portfolio security;
(c)          The CUSIP number for the portfolio security;
(d)          The shareholder meeting date;
(e)          A brief identification of the matter voted on;
(g)          Whether a vote was cast on the matter;
(h)          How we cast the vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
(i)           And whether we cast the vote for or against management.

SFE may use a third party service provider to record, cumulate foregoing information. The Coordinator may, with the SFE’s approval, delegate any portion or all of these functions to one or more other individuals employed by SFE.

Resolution of Conflicts of Interest
In any case where the Coordinator determines that a proxy vote involves an actual conflict of interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the Coordinator shall vote the proxy in accordance with the recommendation of the board or of any proxy voting service engaged by SFE. If no such recommendation is available, or if the proxy vote involves any other matters, the Coordinator shall immediately refer the vote to the Client for direction on the voting of the proxy or consent to vote in accordance with the Coordinators recommendation. In all cases where such a vote is referred to the Client, SFE shall disclose the conflict of interest to the Client.
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SFE is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. SFE does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes.

Recordkeeping
The Compliance Officer shall maintain the following records:
(i)           Copies of this policy as from time to time revised or supplemented;
(ii)          A copy of each proxy statement that SFE receives regarding Client securities;
(iii)         Voting Results for each Client;
(iv)         A copy of any document created by SFE that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision;
(v)          A copy of each written Client request for information on how SFE voted proxies on behalf of the Client, and a copy of any written response by SFE to any (written or oral) Client request for information on how the SFE voted proxies on behalf of the requesting Client;
(vi)         Communications to Clients respecting Conflicts of Interest; and
(vii)        And all written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in its office the foregoing records for a period of not less than five years from the end of SFE’s fiscal year during which the last entry was made on the record.

Clients may request a copy of our written policies and procedures regarding proxy voting and/or information on how particular proxies were voted by contacting our Chief Compliance Officer, Teri McCasland, at (213) 612-0220 or tmccasland@sfeic.com.

SFE does not accept authority to vote client securities for client accounts for our SMA, Dual Contract or Model Portfolio clients. Such clients will receive their proxies or other solicitations directly from their custodian or a transfer agent. In the event that proxies are sent to our firm, we will forward them to the client and ask the party who sent them to mail them directly to the client in the future. Clients may call, write or email us to discuss questions they may have about particular proxy votes or other solicitations.
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SERIES PORTFOLIOS TRUST (the “Trust”)
PART C

(Highmore Funds)

OTHER INFORMATION

Item 28.  Exhibits

(a)	(i)	Certificate of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 7, 2015.
	(ii)	Agreement and Declaration of Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on August 7, 2015.
(b)		Amended and Restated Bylaws – incorporated herein by reference to Registrant’s Post-effective Amendment No. 18 filed on October 31, 2016.
(c)		Instruments Defining Rights of Security Holders – incorporated by reference to the Declaration of Trust and Bylaws.
(d)	(i)
Investment Advisory Agreement between the Trust, on behalf of the Highmore Managed Volatility Fund, and Highmore Group Advisors, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.

(A)	Amendment to the Investment Advisory Agreement on behalf of the Highmore Sustainable All-Cap Equity Fund – to be filed by amendment.

	(ii)	Investment Sub-Advisory Agreement between FT AlphaParity, LLC and Highmore Group Advisors, LLC – to be filed by amendment.
(iii)
Investment Sub-Advisory Agreement between Carmika Partners, LLP and Highmore Group Advisors, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.

(iv)
Investment Sub-Advisory Agreement between Rosen Capital Advisors, LLC and Highmore Group Advisors, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.

	(v)	Trading Sub-Advisory Agreement between Centurion Investment Management, LLC and Highmore Group Advisors, LLC – to be filed by amendment.
	(vi)	Investment Sub-Advisory Agreement between SFE Investment Counsel Inc. and Highmore Group Advisors, LLC – to be filed by amendment.
(e)
Distribution Agreement dated October 11, 2016 between the Trust, on behalf of the Highmore Managed Volatility Fund and Quasar Distributors, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.

(A)	Amendment to the Distribution Agreement on behalf of the Highmore Sustainable All-Cap Equity Fund – to be filed by amendment.

(f)	Bonus or Profit Sharing Contracts – not applicable.
(g)	Custodian Agreement between the Trust and U.S. Bank, National Association – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

(A)	Amendment dated October 11, 2016 to the Custodian Agreement – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.

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(B)	Amendment to the Custodian Agreement on behalf of the Highmore Sustainable All-Cap Equity Fund – to be filed by amendment.

(h)	(i)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

(A)	Amendment dated October 11, 2016 to the Fund Administration Servicing Agreement – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.
(B)	Amendment to the Fund Administration Servicing Agreement on behalf of the Highmore Sustainable All-Cap Equity Fund – to be filed by amendment.

(ii)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

(A)	Amendment dated October 11, 2016 to the Fund Accounting Servicing Agreement – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.
(B)	Amendment to the Fund Accounting Servicing Agreement on behalf of the Highmore Sustainable All-Cap Equity Fund – to be filed by amendment.

(iii)	Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.

(A)	Amendment dated October 11, 2016 to the Transfer Agent Agreement – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.
(B)	Amendment to the Transfer Agent Agreement on behalf of the Highmore Sustainable All-Cap Equity Fund – to be filed by amendment.

(iv)	Power of Attorney (all Trustees) dated September 15, 2015 – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.
(v)	Amended and Restated Operating Expenses Limitation Agreement – to be filed by amendment.
(vi)	Shareholder Servicing Plan dated October 12, 2016 – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.

(A)	Amendment to the Shareholder Servicing Plan on behalf of the Highmore Sustainable All-Cap Equity Fund – to be filed by amendment.

(i)
Opinion and Consent of Counsel by Goodwin Procter LLP for the Highmore Managed Volatility Fund – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.

	(i)	Opinion and Consent of Counsel by Goodwin Procter LLP for the Highmore Sustainable All-Cap Equity Fund – to be filed by amendment.
(j)		Consent of Independent Registered Public Accounting Firm by Cohen & Company, Ltd. – to be filed by amendment.

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(k)	Omitted Financial Statements – not applicable.
(l)	Initial Capital Agreement – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.
(m)	Rule 12b-1 Plan by the Trust on behalf of the Highmore Managed Volatility Fund – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.

(A)	Amendment to the 12b-1 Plan on behalf of the Highmore Sustainable All-Cap Equity Fund – to be filed by amendment.

(n)	Rule 18f-3 Plan by the Trust on behalf of the Highmore Managed Volatility Fund – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.

(A)	Amendment to the Rule 18f-3 Plan on behalf of the Highmore Sustainable All-Cap Equity Fund – to be filed by amendment.

(o)		Reserved
(p)	(i)	Code of Ethics for the Trust – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.
	(ii)	Code of Ethics for Highmore Group Advisors, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.
	(iii)	Code of Ethics for the Distributor, Quasar Distributors, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 5, 2015.
	(iv)	Code of Ethics for FT AlphaParity, LLC – to be filed by amendment.
	(v)	Code of Ethics for Carmika Partners, LLP – to be filed by amendment.
	(vi)	Code of Ethics for Rosen Capital Advisors, LLC – incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on November 1, 2016.
	(vii)	Code of Ethics for Centurion Investment Management, LLC – to be filed by amendment.
	(viii)	Code of Ethics for SFE Investment Counsel Inc. – to be filed by amendment.

Item 29.  Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification

Reference is made to Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust, Article VI of Registrant’s Bylaws, and Paragraph 8 of the Distribution Agreement.  With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.  With respect to the Distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

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Item 31.  Business and Other Connections of Investment Adviser

The response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	LoCorr Investment Trust
Advisors Series Trust	Lord Asset Management Trust
Aegis Funds	MainGate Trust
Allied Asset Advisors Funds	Managed Portfolio Series
Alpha Architect ETF Trust	Manager Directed Portfolios
Alpine Equity Trust	Matrix Advisors Fund Trust
Alpine Income Trust	Matrix Advisors Value Fund, Inc.
Alpine Series Trust	Merger Fund
Amplify ETF Trust	Monetta Trust
Angel Oak Funds Trust	Nicholas Equity Income Fund, Inc.
Barrett Opportunity Fund, Inc.	Nicholas Family of Funds, Inc.
Bridge Builder Trust	Oaktree Funds
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds
Brookfield Investment Funds	Perritt Funds, Inc.
Brown Advisory Funds	PRIMECAP Odyssey Funds
Buffalo Funds	Professionally Managed Portfolios
CG Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Rainier Investment Management Mutual Funds
Evermore Funds Trust	RBB Fund, Inc.
First American Funds, Inc.	RBC Funds Trust
FundX Investment Trust	Series Portfolio Trust
Glenmede Fund, Inc.	Sims Total Return Fund, Inc.
Glenmede Portfolios	Stone Ridge Trust
GoodHaven Funds Trust	Stone Ridge Trust II
Greenspring Fund, Inc.	Stone Ridge Trust III
Guinness Atkinson Funds	Stone Ridge Trust V
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TrimTabs ETF Trust

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Horizon Funds	Trust for Professional Managers
Hotchkis & Wiley Funds	Trust for Advised Portfolios
Intrepid Capital Management Funds Trust	USA Mutuals
IronBridge Funds, Inc.	Wall Street EWM Funds Trust
Jacob Funds, Inc.	Westchester Capital Funds
Jensen Portfolio, Inc.	Wisconsin Capital Funds, Inc.
Kirr Marbach Partners Funds, Inc.	YCG Funds
LKCM Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:
Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Michael Peck(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None

(1) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

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Item 33.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue Milwaukee, WI 53202
Registrant’s Investment Adviser	Highmore Group Advisors, LLC 120 Fifth Avenue, 6th Floor New York, NY 10011

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 15th day of December, 2017.

Series Portfolios Trust

By: /s/ John J. Hedrick*
       John J. Hedrick
       President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 30 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel B. Willey*	Trustee	December 15, 2017
Daniel B. Willey

/s/ Debra McGinty-Poteet*	Trustee	December 15, 2017
Debra McGinty-Poteet

/s/ Koji Felton*	Trustee	December 15, 2017
Koji Felton

/s/ Dana L. Armour*	Trustee	December 15, 2017
Dana L. Armour

/s/ John J. Hedrick*	President and Principal	December 15, 2017
John J. Hedrick	Executive Officer

/s/ David A. Cox*	Treasurer and Principal	December 15, 2017
David A. Cox	Financial Officer

*By: /s/ John J. Hedrick
John J. Hedrick Attorney-In Fact pursuant to Power of Attorney

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